UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.____)

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[ ]	Definitive Proxy Statement
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Wilshire Variable Insurance Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QUESTIONS & ANSWERS

Wilshire Variable Insurance Trust

Equity Fund Balanced Fund Income Fund Short-Term Investment Fund Small Cap Growth Fund International Equity Fund Socially Responsible Fund	2010 Aggressive Fund 2010 Moderate Fund 2010 Conservative Fund 2015 Moderate Fund 2025 Moderate Fund 2035 Moderate Fund 2045 Moderate Fund

While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement for each series (each a “Fund” and collectively, the “Funds) of the Wilshire Variable Insurance Trust (the “Trust”), here is a brief overview of the proposal or proposals affecting your Fund, which will require your vote.

Q.	What is happening?

A.
The Trust is electing Board members to its Board of Trustees (the “Board”).  In addition, Wilshire Associates Incorporated (“Wilshire”), the investment adviser of the Funds, has initiated a program to reorganize and merge selected Funds within the Trust.

Q.	Why am I receiving this Prospectus/Proxy Statement?

A.	At the upcoming special meeting on December [__], 2008, shareholders will vote on the following proposals, if applicable:

PROPOSAL I:   Shareholders of all Funds will vote on the election of seven (7) Board members to the Board of the Trust.

PROPOSAL II:    Shareholders of the Acquired Funds listed below will vote on the merger into the corresponding Acquiring Fund, as listed below:

Acquired Fund		Acquiring Fund
2010 Aggressive Fund	into	2015 Moderate Fund
2010 Conservative Fund	into	2015 Moderate Fund
2010 Moderate Fund	into	2015 Moderate Fund
2045 Moderate Fund	into	2035 Moderate Fund
Short-Term Investment Fund	into	Income Fund

After carefully reviewing the proposals, the Board has determined that these actions are in the best interests of your Fund.  The Board unanimously recommends that you vote for the proposed slate of nominees to the Board and, if applicable to your Fund, for each proposed merger.

PROPOSAL TO ELECT BOARD MEMBERS
(ALL FUNDS)

Q.	Who are being nominated to serve as Board members?

A.	There are seven nominees, six of whom currently serve as Board members of the Trust and four of whom have previously been elected by shareholders.

Q.	How does the Board recommend that I vote?

A.	Your Trust’s Board recommends that you vote FOR each of the nominees.

PROPOSAL TO MERGE FUNDS
(2010 Aggressive Fund, 2010 Conservative Fund, 2010 Moderate Fund,
2045 Moderate Fund and Short-Term Investment Fund)

Q.	Why has this proposal been made for my Fund?

A.
The proposed mergers are part of a program initiated by Wilshire to restructure selected Funds of the Trust and to eliminate Funds that have not grown and/or that add unnecessary complexity to shareholders.  Because Wilshire no longer wishes to manage or support the Acquired Funds in their current form, Wilshire has proposed the merger of each Acquired Fund with an Acquiring Fund that Wilshire believes is either (1) similar from an investment objective standpoint or (2) much larger and has a better long-term performance track record.

For both the 2015 Moderate Fund and the 2035 Moderate Fund (each an Acquiring Fund), individually, the Board recently approved the following items contingent upon shareholder approval of at least one of the above proposed mergers involving either Acquiring Fund: (1) changes to the non-fundamental restrictions (permitting the Funds to invest in unaffiliated exchange-traded funds (“ETFs”)); (2) lowering the management fee and changing the expense structure; and (3) changing the names of the Funds to the “Wilshire 2015 ETF Fund” and the “Wilshire 2035 ETF Fund”, respectively.

Wilshire believes that each Acquiring Fund should provide a comparable investment opportunity for shareholders of each Acquired Fund.  As noted below, Wilshire will pay all costs associated with each merger, including but not limited to transaction costs associated with the repositioning of each Acquiring Fund’s portfolio.

Q.	Will I have to pay federal income tax as a result of the merger of my Fund?

A.
Each merger will not result in individual contract owners recognizing any gain or loss for federal income tax purposes.  However, if you choose to redeem or exchange your investment by surrendering your variable life insurance policy and/or variable annuity contract (each a “Contract”) or initiating a partial withdrawal, you may be subject to taxes and tax penalties.

Q.	Upon merger, how will the value of my investment change?

A.
The aggregate value of your investment will not change as a result of the merger.  It is likely, however, that the number of shares owned by your insurance company on your behalf will change as a result of the merger because your insurance company’s shares will be exchanged at the net asset value per share of the corresponding Acquiring Fund, which will probably be different from the net asset value per share of your Acquired Fund.

Q.	When would the merger take place?

A.
If approved, each merger would occur on or about December [__], 2008 or as soon as reasonably practicable after shareholder approval is obtained.  Shortly after completion of each merger, shareholders whose accounts are affected by a merger (i.e., your insurance company) will receive a confirmation statement reflecting their new account number and the number of shares of the corresponding Acquiring Fund they are receiving.  Subsequently, you will be notified of changes to your account information by your insurance company.

Q.	Are the mergers related?

A.
No.  Each Acquired Fund’s shareholders will vote separately on the merger of their Fund into the corresponding Acquiring Fund.  The merger of one Acquired Fund into an Acquiring Fund is not contingent upon the approval of the other Acquired Funds’ shareholders.  Each merger is separate and distinct from the other.

Q.	Will the proposed mergers affect the operating expenses of the Acquiring Funds?

A.
For both the 2015 Moderate Fund and the 2035 Moderate Fund, Wilshire intends to reduce the investment management fee it receives from the Funds such that Wilshire will receive an annual fee equal to 0.25% of a Fund’s average daily net assets.  In addition, as funds-of-funds, the 2015 Moderate Fund and the 2035 Moderate Fund will bear their proportionate share of the fees and expenses incurred by the underlying funds, including ETFs, in which they plan to invest.  Wilshire has agreed to waive fees and reimburse expenses through December 31, 2010 such that the 2015 Moderate Fund’s and the 2035 Moderate Fund’s total annual operating expenses (excluding underlying fund fees and expenses) do not exceed 0.60% of the average daily net assets of the Fund’s shares.  Please see page ____ in the Prospectus/Proxy Statement for additional information, including a pro forma expense table for each Acquiring Fund assuming shareholder approval of the proposed mergers.

For the Income Fund, Wilshire does not intend to reduce the investment management fee.

Q.	What happens if the proposed mergers are not approved?

A.
Each proposed merger will occur only if an Acquired Fund’s shareholders approve the proposal.  If an Acquired Fund’s shareholders do not approve the merger, the Acquired Fund will continue in existence until the Board takes other action.

GENERAL

Q.
I am the owner of a variable life insurance policy or a variable annuity contract offered by my insurance company.  I am not a shareholder of a Fund.  Why am I being asked to vote on a proposal for Fund shareholders?

A.
You have previously directed your insurance company to invest certain proceeds relating to your Contract in one or more of the Funds.  Although you receive the gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in a Fund.  Thus, you are not the “shareholder”; rather, your insurance company is the shareholder.  However, you have the right to instruct your insurance company on how to vote the Fund shares corresponding to your investment through your Contract.  It is your insurance company, as the shareholder, that will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives instructions from its Contract owners.

The attached Prospectus/Proxy Statement is used to solicit voting instructions from you and other owners of Contracts.  All persons entitled to direct the voting of shares of a Fund, whether or not they are shareholders, are described as voting for purposes of the Prospectus/Proxy Statement.  Please see pages 1-2 of the attached Prospectus/Proxy Statement for more details.

Q.	Will any Fund pay for the solicitation of voting instructions and legal costs associated with this solicitation?

A.	Wilshire will bear these costs, except for costs associated with the proposal to elect Board members of the Trust.

Q.	How can I vote?

A.	You can vote or provide voting instructions for shares beneficially held through your Contract by mail, using the enclosed voting instruction form/proxy card, or in person at the special meeting.

Q.	If I send in my voting instructions as requested, can I change my vote later?

A.
Shareholders may revoke proxies at any time before they are voted at the special meeting either (i) by sending a written revocation to the Secretary of the Trust as explained in the Prospectus/Proxy Statement; (ii) by properly executing a later-dated proxy that is received by the Trust at or prior to the special meeting; or (iii) by attending the special meeting and voting in person.  Only a shareholder may execute or revoke a proxy.  You should consult your insurance company regarding your ability to revoke voting instructions after you have provided them to your insurance company.

Q.	Whom should I call for additional information about this Prospectus/Proxy Statement?

A.	Please call shareholder services at 1-888-200-6796.

Wilshire Variable Insurance Trust

Equity Fund Balanced Fund Income Fund Short-Term Investment Fund Small Cap Growth Fund International Equity Fund Socially Responsible Fund	2010 Aggressive Fund 2010 Moderate Fund 2010 Conservative Fund 2015 Moderate Fund 2025 Moderate Fund 2035 Moderate Fund 2045 Moderate Fund

A Message from the President of Wilshire Variable Insurance Trust

[Date], 2008

Dear Contract Owner:

Enclosed is a Prospectus/Proxy Statement for each series (each a “Fund” and collectively, the “Funds”) of the Wilshire Variable Insurance Trust (the “Trust”) in which your variable annuity contract holds an interest as of October 31, 2008.  The Prospectus/Proxy Statement contains important proposals for you to consider.  You are eligible to provide voting instructions on how to vote on these proposals because shares of one or more of the Funds were beneficially held through your variable annuity contract on October 31, 2008.

We are asking for your vote on the following matters, if applicable to your Fund:

Proposal I (All Funds): Elect seven (7) Board members to the Board of Trustees of the Trust.

Proposal II (Each Acquired Fund listed below):  Approval of a proposed merger of an Acquired Fund into the corresponding Acquiring Fund, as listed below.  In each merger, your investment in the Acquired Fund would, in effect, be exchanged for an investment in the shares of the corresponding Acquiring Fund with an equal aggregate net asset value.

Acquired Fund		Acquiring Fund
2010 Aggressive Fund	into	2015 Moderate Fund
2010 Conservative Fund	into	2015 Moderate Fund
2010 Moderate Fund	into	2015 Moderate Fund
2045 Moderate Fund	into	2035 Moderate Fund
Short-Term Investment Fund	into	Income Fund

The Board of Trustees (the “Board”) approved the proposals and urges you to vote “FOR” each proposal applicable to your Fund.

The Board recommends the proposal to elect seven nominees to the Board.  Six of the seven nominees currently serve as Board members of the Trust, four of whom have previously been elected by shareholders.

Each proposed merger is part of a program initiated by Wilshire Associates Incorporated (“Wilshire”), the investment adviser of the Funds.  This program is intended to restructure selected Funds of the Trust and to eliminate Funds that have not grown and/or that add unnecessary complexity to shareholders.  In order to provide you with a continuity of investment within the Trust, Wilshire proposed to the Board merging your Fund with another Fund that Wilshire believes is similar, from an investment objective standpoint, to your Fund.  Please note, however, that the retirement date, fees and expense structure, risks and/or underlying investments of your Fund and its corresponding Acquiring Fund may be different.

In determining to recommend approval of each merger, the Board concluded that each Acquired Fund’s participation in its proposed merger would be in the best interests of such Acquired Fund and would not dilute the interests of such Acquired Fund’s existing shareholders.  If the proposed mergers are approved, the Board expects that the proposed changes will take effect during the fourth calendar quarter of 2008.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the proposal(s) for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on each Fund, the specific proposals being considered at the shareholders’ meeting, and why each proposal is being made.

The enclosed materials provide more information about the proposals.  Your voting instructions are important to us, no matter how many shares are held through your contract.  After you review the enclosed materials, we ask that you provide voting instructions FOR the proposals applicable to your Fund.  Please provide voting instructions for the proposals by completing, dating and signing your voting instruction form, and mailing it to us today.

We need your voting instructions and urge you to review the enclosed materials thoroughly.  Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form.  A postage-paid envelope is enclosed for mailing.  You may receive more than one voting instruction form.  If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day.  Please don’t.  Your prompt return of the enclosed voting instruction form may save the necessity and expense of further solicitations.

Your vote is important to us.  We appreciate the time and consideration I am sure you will give to this important matter.  If you have questions about any proposal, please contact shareholder services at 1-888-200-6796.

Thank you for your continued support.

Sincerely,

Lawrence E. Davanzo
                                    President
                                    Wilshire Variable Insurance Trust

Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

Equity Fund Balanced Fund Income Fund Short-Term Investment Fund Small Cap Growth Fund International Equity Fund Socially Responsible Fund	2010 Aggressive Fund 2010 Moderate Fund 2010 Conservative Fund 2015 Moderate Fund 2025 Moderate Fund 2035 Moderate Fund 2045 Moderate Fund

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
OF WILSHIRE VARIABLE INSURANCE TRUST

This is the formal agenda for your fund’s special shareholders meeting.  It tells you what proposals will be voted on and the time and place of the special meeting.

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of each series (each a “Fund” and collectively, the “Funds”) of the Wilshire Variable Insurance Trust, a Delaware statutory trust (the “Trust”), will be held at the offices of Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, California on December [__], 2008 at 4:30 p.m., Pacific Time, to consider the following:

Proposal I (All Funds):  Elect seven (7) Board members to the Board of Trustees of the Trust.

Proposal II (Each Acquired Fund listed below):  Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of the Acquired Fund to the corresponding Acquiring Fund, as listed below:

Acquired Fund		Acquiring Fund
2010 Aggressive Fund	Into	2015 Moderate Fund
2010 Conservative Fund	Into	2015 Moderate Fund
2010 Moderate Fund	Into	2015 Moderate Fund
2045 Moderate Fund	Into	2035 Moderate Fund
Short-Term Investment Fund	Into	Income Fund

in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the corresponding Acquired Fund, and the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Trustees has fixed the close of business on October 31, 2008 as the record date for determining the shareholders of the Funds entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

In the event that the necessary quorum to transact business or the vote required to approve a merger is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Board of Trustees

_____________________________________
Helen Webb Thompson
Secretary, Wilshire Variable Insurance Trust

[Date], 2008

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

IMPORTANT INFORMATION

FOR OWNERS OF VARIABLE ANNUITY OR

LIFE INSURANCE CONTRACTS INVESTED IN

Equity Fund Balanced Fund Income Fund Short-Term Investment Fund Small Cap Growth Fund International Equity Fund Socially Responsible Fund	2010 Aggressive Fund 2010 Moderate Fund 2010 Conservative Fund 2015 Moderate Fund 2025 Moderate Fund 2035 Moderate Fund 2045 Moderate Fund

This document contains a Prospectus/Proxy Statement and a voting instruction form.  You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue relating to your investment in one or more funds listed above.  If you complete and sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate.  If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in favor of each of the proposals.  If you do not return your voting instruction form, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Prospectus/Proxy Statement carefully and fill out your voting instruction form and return it by mail.  You may receive more than one voting instruction form.  If so, please return each one.  Your prompt return of the enclosed voting instruction form may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented.  Please take a few minutes to read these materials and return your voting instruction form.

If you have any questions, please contact shareholder services at 1-888-200-6796.

PROSPECTUS/PROXY STATEMENT

[Effective Date], 2008

Wilshire Variable Insurance Trust
1299 Ocean Avenue Suite 700 Santa Monica, California 90401 (310) 451-3051
Acquisition of the assets of an Acquired Fund:	By and in exchange for shares of an Acquiring Fund:
2010 Aggressive Fund	2015 Moderate Fund
2010 Conservative Fund	2015 Moderate Fund
2010 Moderate Fund	2015 Moderate Fund
2045 Moderate Fund	2035 Moderate Fund
Short-Term Investment Fund	Income Fund

This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”) in connection with its Special Meeting of Shareholders to be held on December [__], 2008 at 4:30 p.m. Pacific time and at any and all postponements or adjournments thereof (the “Special Meeting”), at the offices of Wilshire Associates Incorporated (“Wilshire”), the investment adviser for the funds, 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

The Special Meeting is being held to consider and to vote on the following proposals for the shares of the series of the Trust (each a “Fund” and collectively, the “Funds”), as indicated below and as described more fully herein, and such other matters as properly may come before the Special Meeting:

PROPOSAL I: (All Funds)	Elect seven (7) Board members to the Board of the Trust.

PROPOSAL II: (2010 Aggressive Fund, 2010 Conservative Fund, 2010 Moderate Fund, 2045 Moderate Fund and Short-Term Investment Fund (each an “Acquired Fund” and collectively, the “Acquired Funds”))	Approval of a proposed merger of an Acquired Fund into the corresponding Acquiring Fund, as listed above (each an “Acquiring Fund” and collectively, the “Acquiring Funds”).

If applicable, shareholders are  being asked to consider and approve the proposed merger of each Acquired Fund listed above into the corresponding Acquiring Fund listed above.  Each Acquired Fund and each Acquiring Fund is a series of the Trust.  As a result of each proposed merger, each shareholder of an Acquired Fund will receive a number of full and fractional shares of the corresponding Acquiring Fund equal in value as of the Valuation Date (as defined in the Agreement and Plan of Reorganization) to the total value of such shareholder’s Acquired Fund shares.

The Funds are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”).  The Participating Insurance Companies own shares of a Fund as depositors for the owners of their respective Contracts (each a “Contract Owner”).  Thus, individual Contract Owners are not the “shareholders” of a Fund.  Rather, the Participating Insurance Companies and their separate accounts are the shareholders.  To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts.  A Participating Insurance Company must vote the shares of a Fund held in its name as directed.  In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of a proposal.  If a Participating Insurance Company does not receive voting instructions for all of the shares of a Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to a proposal, for, against, or abstaining, in the same proportion as the shares of such Fund for which it has received instructions from Contract Owners (i.e., echo voting).  This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of the Funds.  All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.  This Prospectus/Proxy Statement, along with the Notice of a Special Meeting of Shareholders and the proxy card or voting instruction form, is being mailed to shareholders and Contract Owners on or about October 31, 2008.  It explains concisely what you should know before voting on the proposals described in this Prospectus/Proxy Statement or investing in the 2015 Moderate Fund, the 2035 Moderate Fund or the Income Fund, each of which is a series of the Trust, an open-end, registered management investment company.  Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)
the prospectuses of the Trust, dated May 1, 2008, as supplemented from time to time, relating to each Acquired Fund and Acquiring Fund (File No. 333-15881), a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the statement of additional information of the Trust, dated May 1, 2008, as supplemented from time to time, relating to each Acquired Fund (File No. 333-15881);

(iii)	the statement of additional information relating to the proposed merger, dated [DATE] (the “Merger SAI”) (File No. 333-______); and

(iv)
the financial statements and related report of the independent registered public accounting firm relating to the Acquired Funds included in the Trust’s Annual Reports to Shareholders for the fiscal year ended December 31, 2007.

No other parts of the prospectuses, statements of additional information or Annual Report are incorporated by reference herein.

Shareholders may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make shareholder inquiries by contacting their insurance company.

Like shares of the Acquired Funds, shares of the Acquiring Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposals.  Much of the information is required disclosure under rules of the SEC; some of it is technical.  If there is anything you don’t understand, please contact shareholder services at 1-888-200-6796.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith files reports, proxy statements and other information with the SEC.  You may review and copy information about the Funds, including the prospectuses and the statements of additional information (for a duplication fee), at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661).  You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room.  You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.  You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I.	PROPOSAL I: ELECTION OF BOARD MEMBERS TO THE BOARD OF THE TRUST

The Board recommends that you vote FOR the election of the nominees named below.

The seven (7) individuals shown below have been nominated for election to the Board of the Trust.  The individuals named as proxies on your voting instruction form/proxy card will vote for the election of all of the individuals listed below unless authority to vote for any or all of the nominees is withheld in the voting instruction form/proxy card.  All of the nominees listed below have consented to serve as Board members, if elected.  However, if any nominee should become unavailable for election due to events not known or anticipated, the individuals named as proxies will vote for such other nominees as the current Board may recommend.

The following nominees are currently Board members of the Trust’s Board:  Messrs. Lawrence E. Davanzo, Roger A. Formisano, Richard A. Holt and George J. Zock and Mses. Suanne K. Luhn and Harriet A. Russell.  The Board recommended that Mr. Theodore J. Beck be elected to the Board.  Mr. Beck will take office once he is elected by shareholders of the Trust.  The following are the names of the nominees, their ages and principal occupations during the past five years.  The address of each nominee is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401-1085.

Nominees

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex to be Overseen by Nominee[2]	Other Directorships Held by Nominee
Interested Nominee
Lawrence E. Davanzo,[3] 55	Board member and President	Since 2005	President, Wilshire Associates Incorporated (October 2007-Present); Senior Managing Director, Wilshire Associates Incorporated (October 2004-October 2007); Managing Director, Guggenheim Partners (August 2004-October 2004); Independent Investor (August 2001-August 2004); President, InvestorForce Securities (February 2000-August 2001).	21	Wilshire Associates Incorporated; Wilshire Mutual Funds, Inc. (7 Portfolios)
Non-Interested Nominees
Theodore J. Beck, 55	Nominee	N/A	President and Chief Executive Officer, National Endowment for Financial Education (since 2005); Associate Dean for Executive Education and Corporate Relationships, and President for the Center for Advanced Studies in Business at the University of Wisconsin (1999-2005).	21	Wilshire Mutual Funds, Inc. (7 Portfolios)

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex to be Overseen by Nominee[2]	Other Directorships Held by Nominee

Roger A. Formisano, 59	Board member	Since 2002	Vice President, University Medical Foundation, 2006-Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC.	21	Integrity Mutual Insurance Company; Wilshire Mutual Funds, Inc. (7 Portfolios)

Richard A. Holt,[4] 66	Board member	Since 1998	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management.	21	Wilshire Mutual Funds, Inc. (7 Portfolios)

Suanne K. Luhn, 53	Board member	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006).	21	Wilshire Mutual Funds, Inc. (7 Portfolios)

Harriet A. Russell, 66	Board member	Since 1996; Trustee of Predecessor Funds from 1974 to 1983 and 1992 to 1996	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School.	21	Greater Cincinnati Credit Union Board; Wilshire Mutual Funds, Inc. (7 Portfolios)

George J. Zock, 57	Board member, Chairperson of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent Consultant; formerly Consultant, Horace Mann Service Corporation (2004 to 2005); formerly Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003).	21	Wilshire Mutual Funds, Inc. (7 Portfolios)

(1)
Each Board member serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 70th birthday.

(2)	The “Fund Complex” consists of all registered investment companies for which Wilshire serves as investment adviser, including the seven series of Wilshire Mutual Funds.
(3)	Mr. Davanzo is an interested person because of his position with Wilshire.
(4)	Mr. Holt employs Alliance Bernstein, subadviser to the Equity Fund and the Socially Responsible Fund, to manage assets that he controls.

Board of Trustees and Committees

Under the Trust’s Declaration of Trust, dated November 7, 1996, as amended from time to time (the “Declaration of Trust”), and the laws of the State of Delaware, the Board is responsible for managing the Trust’s business and affairs. The Board of the Trust has five standing committees – an Audit Committee, a Nominating Committee, a Valuation Committee, an Investment Committee and a Contract Review Committee.  The functions performed by each of these committees are described below.  Each Board member attended 75% or more of the respective meetings of the full Board and of any committees of which he or she was a member that were held during the fiscal year ended December 31, 2007.  The full Board met four times during the fiscal year ended December 31, 2007.

The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors.  The Audit Committee held three meetings in 2007.  The current members of the Audit Committee, all of whom are independent Board members, include Messrs. Formisano (Chairperson) and Zock.  The Audit Committee is governed by the Audit Committee Charter, a copy of which is attached as Appendix 1.

The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership.  The Nominating Committee held four meetings in 2007.  The current members of the Nominating Committee, all of whom are independent Board members, include Messrs. Zock (Chairperson) and Formisano and Ms. Luhn.  Pursuant to the Trust’s Governance Procedures, shareholders may submit suggestions for Board Candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Trust’s Secretary for the attention of the Chair of the Nominating Committee.  The Nominating Committee is governed by the Nominating Committee Charter, a copy of which is attached as Appendix 2.

The Valuation Committee oversees the activities of the Pricing Committee and fair values Fund securities.  The Valuation Committee held three meetings in 2007.  The current members of the Valuation Committee, all of whom are independent Board members (except for Mr. Davanzo), include Messrs. Davanzo (Chairperson) and Holt and Ms. Russell. Messrs. Formisano and Zock and Ms. Luhn serve as alternates.

The Investment Committee monitors the investment performance of the Funds and the performance of Wilshire and the subadvisers.  The Investment Committee held four meetings in 2007.  The current members of the Investment Committee, all of whom are independent Board members, include Mr. Holt (Chairperson) and Mses. Luhn and Russell.

The Contract Review Committee coordinates the process by which the Board considers the continuance of the investment management and subadvisory agreements, the distribution agreement and the Rule 12b-1 distribution plans.  The Contract Review Committee held three meetings in 2007.  The current members of the Contract Review Committee, all of whom are independent Board members, include Mses. Russell (Chairperson) and Luhn and Messrs. Formisano, Holt and Zock.

Board Member Compensation

The officers of the Trust receive remuneration from Wilshire.  The Trust does not pay any remuneration to its officers with the exception of the Trust’s chief compliance officer (“CCO”).  The Trust and the Wilshire Mutual Funds each pay a portion of the CCO’s compensation, and Wilshire pays the remainder of such compensation.  Effective April 1, 2008, the Trust and the Wilshire Mutual Funds together pay each independent Board member an annual Board member retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the Committee member retainer of $4,000 and a Committee telephonic meeting fee of $500.  Prior to April 1, 2008, the Trust and the Wilshire Mutual Funds, Inc. together paid each independent Board member an annual Board member retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

The table below shows, for each Board member entitled to receive compensation from the Trust, the compensation earned from the Trust for the fiscal year ended December 31, 2007.

Board Member/ Nominee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust[1]
Roger D. Formisano	$12,459	N/A	N/A	$27,000
Richard A. Holt	$12,459	N/A	N/A	$27,000
Suanne K. Luhn	$0	N/A	N/A	$0
Harriet A. Russell	$10,385	N/A	N/A	$27,000
George J. Zock	$20,752	N/A	N/A	$43,000

(1)
This is the total amount compensated to the Board member for his or her service on the Trust’s Board and the board of any other investment company in the fund complex.  “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

Officers of the Trust

Officers hold office until they resign or their successors have been elected and qualified.  Except for Mr. Davanzo (President of the Trust), information about the current officers, their ages and principal occupations during the past five years, is set forth below.  Information for Mr. Davanzo appears in the table that begins on page __ of this Prospectus/Proxy Statement.  The address of each current officer listed below is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401-1085.  With the exception of the Trust’s CCO, the officers of the Trust do not receive any compensation from the Trust for their services.

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years

Helen Webb Thompson, 40	Chief Compliance Officer and Secretary Vice President and Treasurer	Since 2004 Since 2008
Managing Director, Wilshire Associates Incorporated (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003), First Quadrant Limited.

Board Member/Nominee Ownership of Fund Shares

The following table sets forth, for each current Board member and nominee, the dollar range of shares owned in each Fund as of December 31, 2007, as well as the aggregate dollar range of shares in the Trust as of the same date.

	Interested Board Member/ Nominee	Non-Interested Board Members/Nominees
Name of Fund	Lawrence E. Davanzo	Theodore J. Beck	Roger A. Formisano	Richard A. Holt	Suanne K. Luhn	Harriet A. Russell	George J. Zock
Equity Fund	None	None	None	None	None	None	None
Balanced Fund	None	None	None	None	None	None	None
Income Fund	None	None	None	None	None	None	None
Short-Term Investment Fund	None	None	None	None	None	None	None
Small Cap Growth Fund	None	None	None	None	None	None	None
International Equity Fund	None	None	None	None	None	None	None
Socially Responsible Fund	None	None	None	None	None	None	None
2010 Aggressive Fund	None	None	None	None	None	None	None
2010 Moderate Fund	None	None	None	None	None	None	None
2010 Conservative Fund	None	None	None	None	None	None	None
2015 Moderate Fund	None	None	None	None	None	None	None
2025 Moderate Fund	None	None	None	None	None	None	None
2035 Moderate Fund	None	None	None	None	None	None	None
2045 Moderate Fund	None	None	None	None	None	None	None
Aggregate Dollar Range of Fund Shares Owned	None	None	None	None	None	None	None

As of the date of this Prospectus/Proxy Statement, the Board members, nominees and officers of the Trust held in the aggregate directly and beneficially less than 1% of the outstanding shares of each Fund.  The Board members, nominees and officers do not directly own shares of the Funds; however, they may invest indirectly in the Funds through annuity contracts issued by insurance companies.

Shareholder Communications

The Trust’s Board provides a process for shareholders to communicate with the Board as a whole and/or each of the Board members individually.  Shareholders should forward such correspondence by U.S. mail or other courier service to the Secretary of the Trust.  Correspondence addressed to the Board will be forwarded to each Board member, and correspondence addressed to a particular Board member will be forwarded to that Board member.

Board Considerations

All of the nominees, except Messrs. Beck and Davanzo and Ms. Luhn, were last elected by shareholders to the Trust’s Board on September 30, 2004.  Mr. Davanzo, an interested Board member, was appointed to the Board on February 25, 2005.  Mr. Davanzo was recommended by management.  Ms. Luhn, an independent Board member, was appointed to the Board effected February 1, 2008.  Ms. Luhn was recommended by Mr. Holt.  Mr. Beck’s election to the Board would be effective upon shareholder approval.  Mr. Beck was recommended by Mr. Formisano.  If elected, Mr. Beck would serve as an independent Board member.

In all three cases, the Nominating Committee nominated each Board member candidate to the Board.  Prior to each nomination being made, the Nominating Committee met with the candidate and reviewed the candidate’s background and qualifications to serve on the Board.  The Nominating Committee concluded that each candidate was well qualified to serve on the Board and would ably represent the beneficial owners’ interests.

Independent Auditors

PricewaterhouseCoopers LLP (“PwC”) serves as the Trust’s independent auditors.  PwC performs an annual audit of the financial statements of the Trust and provides other accounting and tax services to the Trust.  [Representatives of PwC are expected to be present at the Special Meeting to respond to appropriate shareholder questions and will have the opportunity to make a statement if desired.]

Audit Fees.  For the fiscal year ended December 31, 2006, PwC billed the Trust $181,200 for professional services rendered for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.  For the fiscal year ended December 31, 2007, PwC billed the Trust $188,450 for professional services rendered for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees.  For the fiscal years ended December 31, 2006 and 2007, PwC did not bill the Trust for assurance and related services that are reasonably related to the performance of the audit of the Trust’s financial statements and that are not reported above.

Tax Fees.  For the fiscal year ended December 31, 2006, PwC billed the Trust $30,800 for professional services rendered for tax compliance, tax advice, tax planning and tax training.  For the fiscal year ended December 31, 2007, PwC billed the Trust $32,050 for professional services rendered for tax compliance, tax advice, tax planning and tax training.  Such services consisted of quarterly diversification review, annual distribution review and tax return review.

All Other Fees.  For the fiscal years ended December 31, 2006 and 2007, PwC did not bill the Trust for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures.

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for pre-approving all auditing services and permissible non-audit services to be provided to the Trust by PwC, including the fees and other compensation to be paid to PwC to provide non-audit services to the Trust’s investment adviser or any affiliate of the Trust’s investment adviser, if the engagement relates directly to the operations and financial reporting of the Trust, provided that the amount of such services constitutes no more than 5% of the total amount of revenues paid to PwC by the Trust, Wilshire and any affiliate of Wilshire that provides ongoing services to the Trust that would have to be preapproved by the Committee pursuant to the Charter.  All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pre-approval for a permitted non-audit service is not required if:  (1) the aggregate amount of all non-audit services is not more than 5% of the total revenues paid by the Trust to PwC in that fiscal year; (2) such services were not recognized by the Trust to be non-audit services and; (3) such non-audit services were brought to the attention of the Committee and approved prior to completion.

Non-Audit Fees.  For the fiscal year ended December 31, 2006, PwC billed the Trust and Wilshire $30,800 in non-audit fees.  For the fiscal year ended December 31, 2007, PwC billed the Trust and Wilshire $32,050 in non-audit fees.

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Wilshire that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining PwC’s independence.

The Board recommends that you vote FOR the election of each nominee.

II.	PROPOSAL II: APPROVAL OF A PROPOSED MERGER OF AN ACQUIRED FUND INTO THE CORRESPONDING ACQUIRING FUND

Acquired Fund		Acquiring Fund
2010 Aggressive Fund	into	2015 Moderate Fund
2010 Conservative Fund	into	2015 Moderate Fund
2010 Moderate Fund	into	2015 Moderate Fund
2045 Moderate Fund	into	2035 Moderate Fund
Short-Term Investment Fund	into	Income Fund

A. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds.  These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed mergers.

1.	What is being proposed?

The Board of the Trust, of which each Acquired Fund (and each Acquiring Fund) is a series, is recommending that shareholders approve the transactions contemplated by an Agreement and Plan of Reorganization (as described below and a form of which is attached hereto as Appendix 3), each of which we refer to as a “merger” of an Acquired Fund into the corresponding Acquiring Fund.  If approved by shareholders, all of the assets of an Acquired Fund will be transferred to the corresponding Acquiring Fund solely in exchange for the issuance and delivery to the Acquired Fund of voting shares, as applicable, of the corresponding Acquiring Fund (“Acquiring Fund Shares”) with a value equal to the value of the Acquired Fund’s assets net of liabilities, and for the assumption by the corresponding Acquiring Fund of all liabilities of the Acquired Fund.  Immediately following the transfer, the appropriate Acquiring Fund Shares received by each Acquired Fund will be distributed pro-rata to each of its shareholders of record.

2.	What will happen to my investment in the Acquired Fund as a result of the merger?

Your investment in the Acquired Fund will, in effect, be exchanged for an investment in the corresponding Acquiring Fund with an equal aggregate net asset value as of the Valuation Date (as defined in the Agreement and Plan of Reorganization).

3.	Why has the Board of the Trust recommended that shareholders approve the mergers?

In determining to recommend that shareholders approve the merger of each Acquired Fund, the Board considered, among others, the following factors:

•	That, as a part of its program to restructure selected Funds of the Trust, Wilshire would like to eliminate Funds that have not grown and/or that add unnecessary complexity to shareholders;

•	Various alternatives to each proposed merger;

•
That Wilshire recommended the merger of the Acquired Fund into the Acquiring Fund based on its belief that such Acquiring Fund has either (1) a similar investment objective and strategy to the Acquired Fund or (2) a larger asset base and better long-term performance track record; and

•	That the merger would provide a continuity of investment within the Trust for shareholders of the Acquired Fund.

The Board also noted that Wilshire agreed to pay all costs associated with each merger, including but not limited to, transaction costs associated with the repositioning of each Fund’s portfolio.

The Board of the Trust has concluded that: (1) each merger is in the best interests of the Acquired Fund, and (2) the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the merger.  Accordingly, the Board of the Trust unanimously recommends approval of the Agreement and Plan of Reorganization effecting the mergers.

4.	How do the investment goals, policies and restrictions of the Funds compare?

2010 Aggressive Fund—2015 Moderate Fund

The 2010 Aggressive Fund and the 2015 Moderate Fund have similar investment objectives and policies, and both Funds operate under a fund-of-funds structure.  The investment objective of each of the 2010 Aggressive Fund and the 2015 Moderate Fund is to provide high total return until its target retirement date.  Thereafter, each Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation.  The investment objectives of each Fund may be changed without a shareholder vote.

The 2010 Aggressive Fund invests in other funds of the Trust that are also managed by Wilshire (the “Underlying Funds”) according to an aggressive asset allocation strategy designed for investors planning to retire in 2010, plus or minus two to three years.  The 2010 Aggressive Fund’s asset allocation will become more conservative over time.  Within 5 to 10 years after 2010, the 2010 Aggressive Fund’s asset allocation will be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

If shareholders approve the merger of the 2010 Aggressive Fund into the 2015 Moderate Fund, the 2015 Moderate Fund plans to invest in unaffiliated exchange-traded funds (“ETFs”) and the Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2015, plus or minus two to three years.  The 2015 Moderate Fund’s asset allocation will become more conservative over time.  Within 5 to 10 years after 2015, the 2015 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.  In addition, if shareholders approve the merger of the 2010 Aggressive Fund into the 2015 Moderate Fund, the name of the 2015 Moderate Fund will be changed to the Wilshire 2015 ETF Fund on or about December [__], 2008.

The 2010 Aggressive Fund invests in the Underlying Funds in accordance with weightings determined by Wilshire.  The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The 2010 Aggressive Fund invests in shares of Underlying Funds that invest primarily in equity securities (International Equity Fund, Equity Fund and Small Cap Growth Fund) and in shares of Underlying Funds that invest primarily in fixed income securities (Income Fund and Short-Term Investment Fund).  The 2010 Aggressive Fund’s current target allocation is approximately 63% equity and 37% fixed income.  The 2015 Moderate Fund intends to invest in shares of ETFs and the Underlying Funds that invest primarily in equity securities and fixed income securities.  The 2015 Moderate Fund’s current target allocation is approximately 57% equity and 43% fixed income.  Both the 2010 Aggressive Fund and the 2015 Moderate Fund will increase their allocations to fixed income over time.  Each Fund’s assets may be reallocated at Wilshire’s discretion.  The amounts invested in the underlying investments will vary from time to time depending on Wilshire’s assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.  In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market.

Under normal circumstances, each Fund intends to be fully invested.  Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the Funds may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments.  The reason for implementing a temporary defensive position is to avoid market losses.  However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing each Fund’s ability to achieve its investment objectives.

For a more detailed description of the investment techniques used by the 2015 Moderate Fund and the 2010 Aggressive Fund, please see the Funds’ prospectus and statement of additional information.

While Wilshire believes that the 2015 Moderate Fund should provide a comparable investment opportunity for shareholders of the 2010 Aggressive Fund, there are differences in the retirement date and the portfolio composition.

The following table sets forth a summary of the allocations among the underlying investments of each Fund as of December 31, 2007, and Wilshire’s estimation of the portfolio composition of the 2015 Moderate Fund assuming consummation of the proposed merger(s).

Portfolio Composition (as a % of Fund) [TO BE UPDATED]
(excludes cash equivalents)

Underlying Investments	2010 Aggressive Fund	2015 Moderate Fund	2015 Moderate Fund—Estimated(1) (assuming consummation of the 2010 Aggressive Fund—2015 Moderate Fund merger only)
2015 Moderate Fund—Estimated(1) (assuming consummation of the 2010 Aggressive Fund—2015 Moderate Fund merger, the 2010 Conservative Fund—2015 Moderate Fund merger and the 2010 Moderate Fund—2015 Moderate Fund merger)

Income Fund	15.2%	22.2%	[0.0]%	[0.0]%
Short-Term Investment Fund	18.2%	24.2%	0.0%	0.0%
International Equity Fund	16.8%	12.8%	[0.0]%	[0.0]%
Equity Fund	40.9%	31.9%	[0.0]%	[0.0]%
Small Cap Growth Fund	8.9%	8.9%	[0.0]%	[0.0]%
ETFs	0.0%	0.0%	[0.0]%	[0.0]%
	100.0%	100.0%	100.0%	100.0%
(1)
Reflects Wilshire’s estimation of the portfolio composition of the 2015 Moderate Fund subsequent to the merger.  No assurance can be given as to the actual portfolio composition of the 2015 Moderate Fund subsequent to the merger.

2010 Conservative Fund—2015 Moderate Fund

The 2010 Conservative Fund and 2015 Moderate Fund have similar investment objectives and policies, and both Funds operate under a fund-of-funds structure.  The investment objective of each of the 2010 Conservative Fund and the 2015 Moderate Fund is to provide high total return until its target retirement date.  Thereafter, each Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation.  The investment objectives of each Fund may be changed without a shareholder vote.

The 2010 Conservative Fund invests in Underlying Funds according to a conservative asset allocation strategy designed for investors planning to retire in 2010, plus or minus two to three years.  The 2010 Conservative Fund’s asset allocation will become more conservative over time.  Within 5 to 10 years after 2010, the 2010 Conservative Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

If shareholders approve the merger of the 2010 Conservative Fund into the 2015 Moderate Fund, the 2015 Moderate Fund plans to invest in ETFs and the Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2015, plus or minus two to three years.  The 2015 Moderate Fund’s asset allocation will become more conservative over time.  Within 5 to 10 years after 2015, the 2015 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.  In addition, if shareholders approve the merger of the 2010 Conservative Fund into the 2015 Moderate Fund, the name of the 2015 Moderate Fund will be changed to the Wilshire 2015 ETF Fund on or about December [__], 2008.

The 2010 Conservative Fund invests in the Underlying Funds in accordance with weightings determined by Wilshire.  The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The 2010 Conservative Fund invests in shares of Underlying Funds that invest primarily in equity securities (International Equity Fund, Equity Fund and Small Cap Growth Fund) and in shares of Underlying Funds that invest primarily in fixed income securities (Income Fund and Short-Term Investment Fund).  The 2010 Conservative Fund’s current target asset allocation is approximately 66% investment in fixed income securities and the remaining 34% in equity securities.

The 2015 Moderate Fund intends to invest in shares of ETFs and the Underlying Funds that invest primarily in equity securities and fixed income securities.  The 2015 Moderate Fund’s current target allocation is approximately 57% equity and 43% fixed income.  Both the 2010 Conservative Fund and the 2015 Moderate Fund will increase their allocations to fixed income over time.  Each Fund’s assets may be reallocated at Wilshire’s discretion.  The amounts invested in the underlying investments will vary from time to time depending on Wilshire’s assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.  In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market.

Under normal circumstances, each Fund intends to be fully invested.  Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the Funds may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments.  The reason for implementing a temporary defensive position is to avoid market losses.  However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing each Fund’s ability to achieve its investment objectives.

For a more detailed description of the investment techniques used by the 2015 Moderate Fund and the 2010 Conservative Fund, please see the Funds’ prospectus and statement of additional information.

While Wilshire believes that the 2015 Moderate Fund should provide a comparable investment opportunity for shareholders of the 2010 Conservative Fund, there are differences in the retirement date and the portfolio composition.

The following table sets forth a summary of the allocations among the underlying investments of each Fund as of December 31, 2007, and Wilshire’s estimation of the portfolio composition of the 2015 Moderate Fund assuming consummation of the proposed merger(s).

Portfolio Composition (as a % of Fund) [TO BE UPDATED]
(excludes cash equivalents)

Underlying Investments	2010 Conservative Fund	2015 Moderate Fund	2015 Moderate Fund—Estimated(1) (assuming consummation of the 2010 Conservative Fund—2015 Moderate Fund merger only)
2015 Moderate Fund—Estimated(1) (assuming consummation of the 2010 Aggressive Fund—2015 Moderate Fund merger, the 2010 Moderate Fund—2015 Moderate Fund merger and the 2010 Conservative Fund—2015 Moderate Fund merger)

Income Fund	31.1%	22.2%	[0.0]%	[0.0]%
Short-Term Investment Fund	40.2%	24.2%	0.0%	0.0%
International Equity Fund	8.8%	12.8%	[0.0]%	[0.0]%
Equity Fund	16.9%	31.9%	[0.0]%	[0.0]%
Small Cap Growth Fund	3.0%	8.9%	[0.0]%	[0.0]%
ETFs	0.0%	0.0%	[0.0]%	[0.0]%
	100.0%	100.0%	100.0%	100.0%
(1)
Reflects Wilshire’s estimation of the portfolio composition of the 2015 Moderate Fund subsequent to the merger.  No assurance can be given as to the actual portfolio composition of the 2015 Moderate Fund subsequent to the merger.

2010 Moderate Fund—2015 Moderate Fund

The 2010 Moderate Fund and the 2015 Moderate Fund have similar investment objectives and policies, and both Funds operate under a fund-of-funds structure.  The investment objective of each of the 2010 Moderate Fund and the 2015 Moderate Fund is to provide high total return until its target retirement date.  Thereafter, each Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation.  The investment objectives of each Fund may be changed without a shareholder vote.

The 2010 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2010, plus or minus two to three years.  The 2010 Moderate Fund’s asset allocation will become more conservative over time.  Within 5 to 10 years after 2010, the 2010 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

If shareholders approve the merger of the 2010 Moderate Fund into the 2015 Moderate Fund, the 2015 Moderate Fund plans to invest in ETFs and the Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2015, plus or minus two to three years.  The 2015 Moderate Fund’s asset allocation will become more conservative over time.  Within 5 to 10 years after 2015, the 2015 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.  In addition, if shareholders approve the merger of the 2010 Moderate Fund into the 2015 Moderate Fund, the name of the 2015 Moderate Fund will be changed to the Wilshire 2015 ETF Fund on or about December [__], 2008.

The 2010 Moderate Fund invests in the Underlying Funds in accordance with weightings determined by Wilshire.  The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The 2010 Moderate Fund invests in shares of Underlying Funds that invest primarily in equity securities (International Equity Fund, Equity Fund and Small Cap Growth Fund) and in shares of Underlying Funds that invest primarily in fixed income securities (Income Fund and Short-Term Investment Fund).  The 2010 Moderate Fund’s current target allocation is approximately 49% fixed income and 51% equity.  The 2015 Moderate Fund intends to invest in shares of ETFs and the Underlying Funds that invest primarily in equity securities and fixed income securities.  The 2015 Moderate Fund’s current target allocation is approximately 57% equity and 43% fixed income.  Both the 2010 Moderate Fund and the 2015 Moderate Fund will increase their allocations to fixed income over time.  Each Fund’s assets may be reallocated at Wilshire’s discretion.  The amounts invested in the underlying investments will vary from time to time depending on Wilshire’s assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.  In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market.

Under normal circumstances, each Fund intends to be fully invested.  Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the Funds may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments.  The reason for implementing a temporary defensive position is to avoid market losses.  However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing each Fund’s ability to achieve its investment objective.

For a more detailed description of the investment techniques used by the 2015 Moderate Fund and the 2010 Moderate Fund, please see the Funds’ prospectus and statement of additional information.

While Wilshire believes that the 2015 Moderate Fund should provide a comparable investment opportunity for shareholders of the 2010 Moderate Fund, there are differences in the retirement date and the portfolio composition.

The following table sets forth a summary of the allocations among the underlying investments of each Fund as of December 31, 2007, and Wilshire’s estimation of the portfolio composition of the 2015 Moderate Fund assuming consummation of the proposed merger(s).

Portfolio Composition (as a % of Fund) [TO BE UPDATED]
(excludes cash equivalents)

Underlying Investments	2010 Moderate Fund	2015 Moderate Fund	2015 Moderate Fund—Estimated(1) (assuming consummation of the 2010 Moderate Fund—2015 Moderate Fund merger only)
2015 Moderate Fund—Estimated(1) (assuming consummation of the 2010 Aggressive Fund—2015 Moderate Fund merger, the 2010 Conservative Fund—2015 Moderate Fund merger and the 2010 Moderate Fund—2015 Moderate Fund merger)

Income Fund	20.1%	22.2%	[0.0]%	[0.0]%
Short-Term Investment Fund	33.3%	24.2%	0.0%	0.0%
International Equity Fund	11.8%	12.8%	[0.0]%	[0.0]%
Equity Fund	27.9%	31.9%	[0.0]%	[0.0]%
Small Cap Growth Fund	6.9%	8.9%	[0.0]%	[0.0]%
ETFs	0.0%	0.0%	[0.0]%	[0.0]%
	100.0%	100.0%	100.0%	100.0%
(1)
Reflects Wilshire’s estimation of the portfolio composition of the 2015 Moderate Fund subsequent to the merger. No assurance can be given as to the actual portfolio composition of the 2015 Moderate Fund subsequent to the merger.

2045 Moderate Fund—2035 Moderate Fund

The 2045 Moderate Fund and the 2035 Moderate Fund have similar investment objectives and policies, and both Funds operate under a fund-of-funds structure.  The investment objective of each of the 2045 Moderate Fund and the 2035 Moderate Fund is to provide high total return until its target retirement date.  Thereafter, each Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation.  The investment objectives of each Fund may be changed without a shareholder vote.

The 2045 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2045, plus or minus two to three years.  The 2045 Moderate Fund’s asset allocation will become more conservative over time.  Within 5 to 10 years after 2045, the 2045 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

If shareholders approve the merger of the 2045 Moderate Fund into the 2035 Moderate Fund, the 2035 Moderate Fund plans to invest in ETFs and the Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2035, plus or minus two to three years.  The 2035 Moderate Fund’s asset allocation will become more conservative over time.  Within 5 to 10 years after 2035, the 2035 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.  In addition, if shareholders approve the merger of the 2045 Moderate Fund into the 2035 Moderate Fund, the name of the 2035 Moderate Fund will be changed to the Wilshire 2035 ETF Fund on or about December [__], 2008.

The 2045 Moderate Fund invests in the Underlying Funds in accordance with weightings determined by Wilshire.  The Underlying Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The 2045 Moderate Fund invests in shares of Underlying Funds that invest primarily in equity securities (International Equity Fund, Equity Fund and Small Cap Growth Fund) and in shares of Underlying Funds that invest primarily in fixed income securities (Income Fund and Short-Term Investment Fund).  The 2045 Moderate Fund’s current target allocation is approximately 4% fixed income and 96% equity.  The 2035 Moderate Fund intends to invest in shares of ETFs and the Underlying Funds that invest primarily in equity securities and fixed income securities.  The 2035 Moderate Fund’s current target allocation is approximately 80% equity and 20% fixed income.  Both the 2045 Moderate Fund and the 2035 Moderate Fund will increase their allocations to fixed income over time.  Each Fund’s assets may be reallocated at Wilshire’s discretion.  The amounts invested in the underlying investments will vary from time to time depending on Wilshire’s assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.  In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market.

Under normal circumstances, each Fund intends to be fully invested.  Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the Funds may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments.  The reason for implementing a temporary defensive position is to avoid market losses.  However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing each Fund’s ability to achieve its investment objectives.

For a more detailed description of the investment techniques used by the 2035 Moderate Fund and the 2045 Moderate Fund, please see the Funds’ prospectus and statement of additional information.

While Wilshire believes that the 2035 Moderate Fund should provide a comparable investment opportunity for shareholders of the 2045 Moderate Fund, there are differences in the retirement date and the portfolio composition.

The following table sets forth a summary of the allocations among the underlying investments of each Fund as of December 31, 2007, and Wilshire’s estimation of the portfolio composition of the 2035 Moderate Fund assuming consummation of the proposed merger.

Portfolio Composition (as a % of Fund) [TO BE UPDATED]
(excludes cash equivalents)

Underlying Investments	2045 Moderate Fund	2035 Moderate Fund	2035 Moderate Fund – Estimated(1)
Income Fund	2.1%	10.2%	[0.0]%
Short-Term Investment Fund	0.0%	8.1%	0.0%
International Equity Fund	18.9%	14.9%	[0.0]%
Equity Fund	67.1%	54.9%	[0.0]%
Small Cap Growth Fund	11.9%	11.9%	[0.0]%
ETFs	0.0%	0.0%	[0.0]%
	100.0%	100.0%	100.0%
(1)
Reflects Wilshire’s estimation of the portfolio composition of the 2035 Moderate Fund subsequent to the merger.  No assurance can be given as to the actual portfolio composition of the 2035 Moderate Fund subsequent to the merger.

Short-Term Investment Fund—Income Fund

The Short-Term Investment Fund seeks to realize maximum current income to the extent consistent with liquidity.  Preservation of principal is a secondary objective.  The Short-Term Investment Fund is not a money market fund and does not maintain a stable net asset value per share.  The Income Fund seeks to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle.

The Short-Term Investment Fund primarily invests in the following types of short-term debt instruments with maturities generally not exceeding one year:

•	U.S. Treasury Bills and other obligations of, or guaranteed by, the U.S. government or its agencies

•	commercial paper (within the two highest ratings as determined by Moody’s Investors Service (“Moody’s”) or Standard & Poor’s (“S&P”) or an equivalent rating)

•
U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the three highest ratings as determined by Moody’s or S&P or an equivalent rating and to 10% of the Short-Term Investment Fund’s total assets)

•	publicly traded bonds, debentures and notes (with a rating within the four highest ratings as determined by Moody’s or S&P or an equivalent rating)

•	repurchase and reverse repurchase agreements

•	cash or cash equivalents

Currently, Wilshire has retained Western Asset Management Company (“Western Asset”) to manage the Short-Term Investment Fund.  The basic investment philosophy of Western Asset is described below.

In seeking to achieve the Short-Term Investment Fund’s investment objectives, Western Asset uses a multi-stage process.  In the first stage, Western Asset analyzes general economic and market factors, such as interest rate forecasts and anticipated interest rate spreads among various sectors of money market instruments, and sets broad strategies for the Short-Term Investment Fund.  In the second stage, Western Asset evaluates individual securities.  Western Asset uses proprietary quantitative and qualitative techniques to create and maintain a list of issuers whose securities are approved for purchase.  In the third stage, Western Asset determines the structure and composition of the portfolio.  In doing so, Western Asset seeks to minimize exposure to credit risk and market risk.  The Short-Term Investment Fund attempts to maximize return to take advantage of changing money market conditions and trends.  The Short-Term Investment Fund also trades to take advantage of disparities in yield relationships between money market instruments.

The Income Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.  These securities are primarily U.S. investment grade fixed income securities, including government and corporate securities, agency mortgage pass-through securities and asset-backed securities.

The Income Fund invests at least 75% of its total assets in:

•
investment grade, publicly offered debt securities, including mortgage-backed and other asset-backed securities (within the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase)

•	securities issued or guaranteed by the U.S. government or its agencies

•
high quality commercial paper (within the two highest grades as determined by both Moody’s and S&P or an equivalent rating), repurchase and reverse repurchase agreements, time deposits with maturities less than seven days and cash or cash equivalents

•
high grade U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase and to 15% of the Income Fund’s total assets)

•
highest quality non-U.S. dollar-denominated debt obligations of foreign issuers (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase) which are fully hedged back into U.S. dollars and do not exceed 15% of the Income Fund’s total assets

Generally, the average duration of the U.S. portion of the Income Fund will range within 25% of the Lehman Brothers Aggregate Bond Index’s (the “Lehman Index”) duration.  There are no maximum maturity limits on individual securities.  For defensive purposes, the duration and maturity of the Income Fund may be shortened.  The Income Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody’s, S&P or an equivalent rating).

Up to 25% of the Income Fund’s total assets may be invested in securities not described above, including preferred stock, convertible securities, securities carrying warrants to purchase equity securities, U.S. dollar-denominated debt obligations of U.S. and non-U.S. issuers rated below A (by Moody’s, S&P or an equivalent rating) and non-U.S. debt obligations rated below the highest quality (as determined by Moody’s, S&P or an equivalent rating) and derivatives.

Currently, Wilshire has retained Western Asset and its affiliate, Western Asset Management Company Limited (“WAML”), to manage the Income Fund.  The basic investment philosophy of each subadviser is described below.

Western Asset’s core plus strategy seeks to provide investment results that exceed the performance of the Lehman Index.  The Lehman Index is a widely recognized measure of the aggregate U.S. bond market.  This strategy seeks to maximize total return by investing primarily in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal and interest by the U.S. government and its agencies and instrumentalities, mortgage-related securities and money market instruments.

Western Asset will determine the relative portion of the Income Fund’s assets allocated to foreign securities.  These foreign assets will be invested at the discretion of WAML.  WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes to be relevant.

Under normal circumstances, each Fund intends to be fully invested.  Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if a subadviser determines that market conditions warrant, a Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments.  The reason for implementing a temporary defensive position is to avoid market losses.  However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing a Fund’s ability to achieve its investment objective.

For a more detailed description of the investment techniques used by the Income Fund and the Short-Term Investment Fund, please see the Funds’ prospectus and statement of additional information.

While Wilshire believes that the Income Fund should provide a comparable investment opportunity for shareholders of the Short-Term Investment Fund, there are differences in the fees and expense structure, risks and the portfolio composition.  Western Asset has estimated that approximately __% of the portfolio of the Short-Term Investment Fund will be liquidated and the proceeds will be reinvested in other securities so that upon the merger, its portfolio will conform to the investment objective, policies, restrictions and strategies of the Income Fund.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of December 31, 2007, and Wilshire’s estimation of the portfolio composition of the Income Fund assuming consummation of the proposed merger.

Portfolio Composition (as a % of Fund)
(excludes cash equivalents)

Asset Allocation	Short-Term Investment Fund	Income Fund	Income Fund – Estimated(1)
Certificates of Deposit	1.1%	0.0%	0.0%
Commercial Paper	18.9%	0.0%	0.0%
U.S. Government & Agency Obligations	23.4%	49.8%	49.8%
Repurchase Agreement	19.4%	10.5%	10.5%
Asset Backed Securities	0.0%	5.5%	5.5%
Collateralized Mortgage Obligations	0.0%	14.4%	14.4%
Corporate Bonds	0.0%	20.7%	20.7%
Foreign Bonds	0.0%	9.3%	9.3%
U.S. Treasury Obligations	0.0%	13.9%	13.9%
Preferred Stock	0.0%	0.8%	0.8%
Other Assets and Liabilities	37.2%	(24.9)%	(24.9)%
	100.0%	100.0%	100.0%

(1)
Reflects Western Asset’s estimation of the portfolio composition of the Income Fund subsequent to the merger, taking into account that prior to the merger, pursuant to the Agreement and Plan of Reorganization, a portion of the portfolio of the Short-Term Investment Fund may be liquidated to conform with the investment objective, policies, restrictions and strategies of the Income Fund.  No assurance can be given as to the actual portfolio composition of the Income Fund subsequent to the merger.

5.	How do the expense ratios and management fee rates of the Funds compare, and what are they estimated to be following each merger?

In connection with the change in the non-fundamental policy for both the 2015 Moderate Fund and the 2035 Moderate Fund (each an Acquiring Fund), Wilshire intends to reduce the investment management fee it receives from each of the 2015 Moderate Fund and the 2035 Moderate Fund and the 2015 Moderate Fund and the 2035 Moderate Fund intend to assess 12b-1 fees as reflected in the tables below, contingent on shareholder approval of the proposed mergers.  As a result of the 2015 Moderate Fund and the 2035 Moderate Fund’s intent to invest in ETFs, the reduction in the management fee and the payment of a 12b-1 fee, the expense structure for both the 2015 Moderate Fund and the 2035 Moderate will change.

As a fund-of-funds, each of the 2015 Moderate Fund and the 2035 Moderate Fund (each an Acquiring Fund) will bear its proportionate share of the fees and expenses incurred by its underlying investments in ETFs and Underlying Funds in which it invests.  As reflected in the table below, based on the anticipated initial allocation of each Fund’s assets among ETFs and the Underlying Funds, it is expected that the gross expenses ratio of the Fund will decrease under the new investment strategy.  Wilshire has agreed to waive fees and reimburse expenses through December 31, 2010 such that the Fund’s total annual operating expenses (excluding interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, underlying fund fees and expenses, and extraordinary expenses) do not exceed 0.60% of the average daily net assets of the Fund’s shares.

2010 Aggressive Fund—2015 Moderate Fund

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended December 31, 2007, and the pro forma estimated expense ratios of the 2015 Moderate Fund assuming consummation of the merger of the 2010 Aggressive Fund into the 2015 Moderate Fund only, and assuming consummation of the merger of the 2010 Aggressive Fund, the 2010 Conservative Fund and the 2010 Moderate Fund into the 2015 Moderate Fund as of that date.  The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options.  These charges and fees will increase expenses.

As shown below, the merger is expected to result in a lower management fee and total expense ratio for shareholders of the 2010 Aggressive Fund.  The merger will result in lower total expenses for shareholders of the 2010 Aggressive Fund because the intended change to the 2015 Moderate Fund’s underlying investments will result in lower expenses.  However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
(as a % of average net assets)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Gross Annual Expenses(2)	Less Expense Reimbursement(2)	Acquired Fund Fees and Expenses (Underlying Investments )	Total Annual Operating Expenses(2)
2010 Aggressive Fund(1)	0.35%	0.00%	8.60%	8.95%	(8.45)%	1.08%	1.58%
2015 Moderate Fund(1)	0.35%	0.00%	1.00%	1.35%	(0.85)%	0.96%	1.46%
2015 Moderate Fund(1)
(Pro forma combined, assuming consummation of the 2010 Aggressive Fund merger only)	0.25%	0.25%	0.25%	0.75%	(0.15)%	[0.25]%(3)	0.85%
2015 Moderate Fund(1)
(Pro forma combined, assuming consummation of the 2010 Aggressive Fund merger, the 2010 Conservative Fund merger and the 2010 Moderate Fund merger into the 2015 Moderate Fund)	0.25%	0.25%	0.23%	0.73%	(0.13)%	[0.25]%(3)	0.85%

(1)
The Fund’s shareholders indirectly bear, pro rata, the expenses of the underlying investments in which the Fund invests.  These indirect expenses, which will vary with changes in underlying investments expenses, are based on the average expense ratio for the underlying investments in which the Fund invests, based on the actual expenses of the shares of those underlying investments.

(2)
Currently, Wilshire has contractually agreed to waive Management Fees and/or reimburse expenses for the 2010 Aggressive Fund and the 2015 Moderate Fund through April 30, 2009, so that the Total Annual Operating Expenses for the 2010 Aggressive Fund and the 2015 Moderate Fund, excluding the fees and expenses of the Underlying Funds, will not exceed 0.50%  (the “Expense Limitation”).  Total Annual Operating Expenses are the sum of a Fund’s direct annual operating expenses and of a Fund’s indirect underlying investments fees and expenses.  Assuming the consummation of the 2010 Aggressive Fund merger only, Wilshire plans to waive Management Fees and/or reimburse expenses for the 2015 Moderate Fund through December 31, 2010, so that Total Annual Operating Expenses for the 2015 Moderate Fund, excluding the fees and expenses of the underlying investments, will not exceed 0.60%.

(3)
The 2015 Moderate Fund currently invests in actively managed Wilshire Variable Insurance Trust Portfolios as the underlying investments. Following the proposed merger, the Fund will transition its underlying investment to invest in Exchange Traded Funds (ETF). Investing in ETFs should result in lower Acquired Fund Fees and Expenses for the Fund due to the lower average expense ratios for the ETFs compared to the current underlying investments.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Wilshire expects the combined Fund to incur in the first year following the merger.

Examples

The following examples translate the expenses shown in the preceding table into dollar amounts.  By doing this, you can more easily compare the costs of investing in the Funds.  The examples make certain assumptions.  They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions.  They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same.  The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
2010 Aggressive Fund	$161	$2,132	$3,910	$7,630
2015 Moderate Fund	$149	$640	$1,158	$2,580
2015 Moderate Fund
(Pro forma combined, assuming consummation of the 2010 Aggressive Fund merger only)	$102	$318	$552	$1,225
2015 Moderate Fund
(Pro forma combined, assuming consummation of the 2010 Aggressive Fund merger, the 2010 Conservative Fund merger and the 2010 Moderate Fund merger into the 2015 Moderate Fund)	$100	$312	$542	$1,201

The table below compares the annual management fee schedules of the Funds expressed as a percentage of net assets.  Because Wilshire has agreed to reduce its management fee for the 2015 Moderate Fund if the merger with the 2010 Aggressive Fund is approved, the table reflects the management fee that shareholders of the 2015 Moderate Fund will pay assuming the merger with the 2010 Aggressive Fund is consummated.  As of December 31, 2007, the 2015 Moderate Fund and the 2010 Aggressive Fund had net assets of $8,555,200 and $1,032,710, respectively.

2010 Aggressive Fund	2015 Moderate Fund (post-merger)
Management Fee	Management Fee
0.35%	0.25%

2010 Conservative Fund—2015 Moderate Fund

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended December 31, 2007, and the pro forma estimated expense ratios of the 2015 Moderate Fund assuming consummation of the merger of the 2010 Conservative Fund into the 2015 Moderate Fund only, and assuming consummation of the merger of the 2010 Conservative Fund, the 2010 Aggressive Fund and the 2010 Moderate Fund into the 2015 Moderate Fund as of that date.  The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options.  These charges and fees will increase expenses.

As shown below, the merger is expected to result in a lower management fee and total expense ratio for shareholders of the 2010 Conservative Fund.  The merger will result in lower total expenses for shareholders of the 2010 Conservative Fund because the intended change to the 2015 Moderate Fund’s underlying investments will result in lower expenses.  However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
(as a % of average net assets)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Gross Annual Expenses(2)	Less Expense Reimbursement(2)	Acquired Fund Fees and Expenses (Underlying Investments)	Total Annual Operating Expenses(2)
2010 Conservative Fund(1)	0.35%	0.00%	5.61%	5.96%	(5.46)%	0.73%	1.23%
2015 Moderate Fund(1)	0.35%	0.00%	1.00%	1.35%	(0.85)%	0.96%	1.46%
2015 Moderate Fund(1)
(Pro forma combined, assuming consummation of the 2010 Conservative Fund merger only)	0.25%	0.25%	0.25%	0.75%	(0.15)%	[0.25]%(3)	0.85%
2015 Moderate Fund(1)
(Pro forma combined, assuming consummation of the 2010 Conservative Fund merger, the 2010 Aggressive Fund merger and the 2010 Moderate Fund merger into the 2015 Moderate Fund)	0.25%	0.25%	0.23%	0.73%	(0.13)%	[0.25]%(3)	0.85%

(1)
The Fund’s shareholders indirectly bear, pro rata, the expenses of the underlying investments in which the Fund invests.  These indirect expenses, which will vary with changes in underlying investments expenses, are based on the average expense ratio for the underlying investments in which the Fund invests, based on the actual expenses of the shares of those underlying investments.

(2)
Currently, Wilshire has contractually agreed to waive Management Fees and/or reimburse expenses for the 2010 Conservative Fund and the 2015 Moderate Fund through April 30, 2009, so that the Total Annual Operating Expenses for the 2010 Conservative Fund and the 2015 Moderate Fund, excluding the fees and expenses of the Underlying Funds, will not exceed 0.50% (the “Expense Limitation”).  Total Annual Operating Expenses are the sum of a Fund’s direct annual operating expenses and of a Fund’s indirect underlying investments fees and expenses.  Assuming the consummation of the 2010 Conservative Fund merger only, Wilshire plans to waive Management Fees and/or reimburse expenses for the 2015 Moderate Fund through December 31, 2010, so that Total Annual Operating Expenses for the 2015 Moderate Fund, excluding fees and expenses of the underlying investments, will not exceed 0.60%.

(3)
The 2015 Moderate Fund currently invests in actively managed Wilshire Variable Insurance Trust Portfolios as the underlying investments. Following the proposed merger, the Fund will transition its underlying investment to invest in Exchange Traded Funds (ETF). Investing in ETFs should result in lower Acquired Fund Fees and Expenses for the Fund due to the lower average expense ratios for the ETFs compared to the current underlying investments.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Wilshire expects the combined Fund to incur in the first year following the merger.

Examples

The following examples translate the expenses shown in the preceding table into dollar amounts.  By doing this, you can more easily compare the costs of investing in the Funds.  The examples make certain assumptions.  They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions.  They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same.  The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
2010 Conservative Fund	$125	$1,490	$2,810	$5,918
2015 Moderate Fund	$149	$640	$1,158	$2,580
2015 Moderate Fund
(Pro forma combined, assuming consummation of the 2010 Conservative Fund merger only)	$102	$318	$552	$1,225
2015 Moderate Fund
(Pro forma combined, assuming consummation of the 2010 Conservative Fund merger, the 2010 Aggressive Fund merger and the 2010 Moderate Fund merger into the 2015 Moderate Fund)	$100	$312	$542	$1,201

The table below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets.  Because Wilshire has agreed to reduce its management fee for the 2015 Moderate Fund if the merger with the 2010 Conservative Fund is approved, the table reflects the management fee that shareholders of the 2015 Moderate Fund will pay assuming the merger with the 2010 Conservative Fund is consummated.  As of December 31, 2007, the 2015 Moderate Fund and the 2010 Conservative Fund had net assets of $8,555,200 and $1,021,599, respectively.

2010 Conservative Fund	2015 Moderate Fund (post-merger)
Management Fee	Management Fee
0.35%	0.25%

2010 Moderate Fund—2015 Moderate Fund

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended December 31, 2007, and the pro forma estimated expense ratios of the 2015 Moderate Fund assuming consummation of the merger of the 2010 Moderate Fund into the 2015 Moderate Fund only, and assuming consummation of the merger of the 2010 Moderate Fund, the 2010 Aggressive Fund and the 2010 Conservative Fund into the 2015 Moderate Fund as of that date.  The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options.  These charges and fees will increase expenses.

As shown below, the merger is expected to result in a lower management fee and total expense ratio for shareholders of the 2010 Moderate Fund.  The merger will result in lower total expenses for shareholders of the 2010 Moderate Fund because the intended change to the 2015 Moderate Fund’s underlying investments will result in lower expenses.  However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
(as a % of average net assets)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Gross Annual Expenses(2)	Less Expense Reimbursement(2)	Acquired Fund Fees and Expenses (Underlying Investments)	Total Annual Operating Expenses(2)
2010 Moderate Fund(1)	0.35%	0.00%	3.25%	3.60%	(3.10)%	0.86%	1.36%
2015 Moderate Fund(1)	0.35%	0.00%	1.00%	1.35%	(0.85)%	0.96%	1.46%
2015 Moderate Fund(1)
(Pro forma combined, assuming consummation of the 2010 Moderate Fund merger only)	0.25%	0.25%	0.25%	0.75%	(0.15)%	[0.25]%(3)	0.85%
2015 Moderate Fund(1)
(Pro forma combined, assuming consummation of the 2010 Aggressive Fund merger, the 2010 Conservative Fund merger and the 2010 Moderate Fund merger into the 2015 Moderate Fund)	0.25%	0.25%	0.23%	0.73%	(0.13)%	[0.25]%(3)	0.85%

(1)
The Fund’s shareholders indirectly bear, pro rata, the expenses of the underlying investments in which the Fund invests.  These indirect expenses, which will vary with changes in underlying investments expenses, are based on the average expense ratio for the underlying investments in which the Fund invests, based on the actual expenses of the shares of those underlying investments.

(2)
Currently, Wilshire has contractually agreed to waive Management Fees and/or reimburse expenses for the 2010 Moderate Fund and the 2015 Moderate Fund through April 30, 2009, so that the Total Annual Operating Expenses for the 2010 Moderate Fund and the 2015 Moderate Fund, excluding the fees and expenses of the Underlying Funds, will not exceed 0.50% (the “Expense Limitation”).  Total Annual Operating Expenses are the sum of a Fund’s direct annual operating expenses and of a Fund’s indirect underlying investments fees and expenses.  Assuming the consummation of the 2010 Moderate Fund merger only, Wilshire plans to waive Management Fees and/or reimburse expenses for the 2015 Moderate Fund through December 31, 2010, so that Total Annual Operating Expenses for the 2015 Moderate Fund, excluding fees and expenses of the underlying investments, will not exceed 0.60%.

(3)
The 2015 Moderate Fund currently invests in actively managed Wilshire Variable Insurance Trust Portfolios as the underlying investments. Following the proposed merger, the Fund will transition its underlying investment to invest in Exchange Traded Funds (ETF). Investing in ETFs should result in lower Acquired Fund Fees and Expenses for the Fund due to the lower average expense ratios for the ETFs compared to the current underlying investments.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Wilshire expects the combined Fund to incur in the first year following the merger.

Examples

The following examples translate the expenses shown in the preceding table into dollar amounts.  By doing this, you can more easily compare the costs of investing in the Funds.  The examples make certain assumptions.  They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions.  They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same.  The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
2010 Moderate Fund	$138	$1,068	$2,007	$4,401
2015 Moderate Fund	$149	$640	$1,158	$2,580
2015 Moderate Fund
(Pro forma combined, assuming consummation of the 2010 Moderate Fund merger only)	$102	$318	$552	$1,225
2015 Moderate Fund
(Pro forma combined, assuming consummation of the 2010 Aggressive Fund merger, the 2010 Conservative Fund merger and the 2010 Moderate Fund merger into the 2015 Moderate Fund)	$100	$312	$542	$1,201

The table below compares the annual management fee schedules of the Funds expressed as a percentage of net assets.  Because Wilshire has agreed to reduce its management fee for the 2015 Moderate Fund if the merger with the 2010 Moderate Fund is approved, the table reflects the management fee that shareholders of the 2015 Moderate Fund will pay assuming the merger with the 2010 Moderate Fund is consummated.  As of December 31, 2007, the 2015 Moderate Fund and the 2010 Moderate Fund had net assets of $8,555,200 and $2,611,305, respectively.

2010 Moderate Fund	2015 Moderate Fund (post-merger)
Management Fee	Management Fee
0.35%	0.25%

2045 Moderate Fund—2035 Moderate Fund

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended December 31, 2007, and the pro forma estimated expense ratios of the 2035 Moderate Fund assuming consummation of the merger as of that date.  The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options.  These charges and fees will increase expenses.

As shown below, the merger is expected to result in a lower management fee and total expense ratio for shareholders of the 2045 Moderate Fund.  The merger will result in lower total expenses for shareholders of the 2045 Moderate Fund because the intended change to the 2035 Moderate Fund’s underlying investments will result in lower expenses.  However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
(as a % of average net assets)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Gross Annual Expenses(2)	Less Expense Reimbursement(2)	Acquired Fund Fees and Expenses (Underlying Investments)	Total Annual Operating Expenses(2)
2045 Moderate Fund(1)	0.35%	0.00%	5.32%	5.67%	(5.17)%	1.29%	1.79%
2035 Moderate Fund(1)	0.35%	0.00%	3.02%	3.37%	(2.87)%	1.17%	1.67%
2035 Moderate Fund(1)
(Pro forma combined)	0.25%	0.25%	0.27%	0.77%	(0.17)%	[0.25]%(3)	0.85%

(1)
The Fund’s shareholders indirectly bear, pro rata, the expenses of the underlying investments in which the Fund invests.  These indirect expenses, which will vary with changes in underlying investments expenses, are based on the average expense ratio for the underlying investments in which the Fund invests, based on the actual expenses of the shares of those underlying investments.

(2)
Currently, Wilshire has contractually agreed to waive Management Fees and/or reimburse expenses for the 2045 Moderate Fund and the 2035 Moderate Fund through April 30, 2009, so that the Total Annual Operating Expenses for the 2045 Moderate Fund and the 2035 Moderate Fund, excluding the fees and expenses of the Underlying Funds, will not exceed 0.50% (the “Expense Limitation”).  Total Annual Operating Expenses are the sum of a Fund’s direct annual operating expenses and of a Fund’s indirect underlying investments fees and expenses.  Assuming the consummation of the merger, Wilshire plans to waive Management Fees and/or reimburse expenses for the 2035 Moderate Fund through December 31, 2010, so that the Total Annual Operating Expenses for the 2035 Moderate Fund, excluding the fees and expenses of the underlying investments, will not exceed 0.60%.

(3)
The 2035 Moderate Fund currently invests in actively managed Wilshire Variable Insurance Trust Portfolios as the underlying investments. Following the proposed merger, the Fund will transition its underlying investment to invest in Exchange Traded Funds (ETF). Investing in ETFs should result in lower Acquired Fund Fees and Expenses for the Fund due to the lower average expense ratios for the ETFs compared to the current underlying investments.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Wilshire expects the combined Fund to incur in the first year following the merger.

Examples

The following examples translate the expenses shown in the preceding table into dollar amounts.  By doing this, you can more easily compare the costs of investing in the Funds.  The examples make certain assumptions.  They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions.  They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same.  The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
2045 Moderate Fund	$182	$1,591	$2,945	$6,104
2035 Moderate Fund	$170	$1,112	$2,064	$4,480
2035 Moderate Fund (Pro forma combined)	$104	$325	$563	$1,248

The table below compares the annual management fee schedules of the Funds expressed as a percentage of net assets.  Because Wilshire has agreed to reduce its management fee for the 2035 Moderate Fund if the merger with the 2045 Moderate Fund is approved, the table reflects the management fee that shareholders of the 2035 Moderate Fund will pay assuming the merger with the 2045 Moderate Fund is consummated.  As of December 31, 2007, the 2035 Moderate Fund and the 2045 Moderate Fund had net assets of $3,606,893 and $1,860,094, respectively.

2045 Moderate Fund	2035 Moderate Fund (post-merger)
Management Fee	Management Fee
0.35%	0.25%

Short-Term Investment Fund—Income Fund

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended December 31, 2007, and the pro forma estimated expense ratios of the Income Fund assuming consummation of the merger as of that date.  The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options.  These charges and fees will increase expenses.

Through December 31, 2008, Wilshire has agreed to voluntarily waive investment management fees and reimburse the Short-Term Investment Fund for all fees and expenses, except custodian and Board expenses.  Wilshire may terminate this voluntary fee waiver at any time.  Excluding Wilshire’s voluntary fee waiver, the Short-Term Investment Fund’s Total Annual Operating Expenses are higher than the Income Fund.

As shown below, the merger is expected to result in a lower total expense ratio for shareholders of the Short-Term Investment Fund.  However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
(as a % of average net assets)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Operating Expenses
Short-Term Investment Fund(1)	0.28%	0.25%	0.56%	1.09%
Income Fund	0.55%	0.25%	0.25%	1.05%
Income Fund
(Pro forma combined)	0.55%	0.25%	0.25%	1.05%

(1)
For the fiscal year ended December 31, 2007, Wilshire voluntarily waived investment management fees and reimbursed the Short-Term Investment Fund for all fees and expenses, except custodian and Board expenses.  After these waivers, actual net annual operating expenses for the Short-Term Investment Fund for the fiscal year ended December 31, 2007 were 0.10%.  Wilshire’s voluntary fee waiver is expected to continue until December 31, 2008 and may be terminated at any time.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Wilshire expects the combined Fund to incur in the first year following the merger.

Examples

The following examples translate the expenses shown in the preceding table into dollar amounts.  By doing this, you can more easily compare the costs of investing in the Funds.  The examples make certain assumptions.  They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions.  They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same.  The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Short-Term Investment Fund	$111	$347	$601	$1,329
Income Fund	$107	$334	$579	$1,283
Income Fund (Pro forma combined)	$107	$334	$579	$1,283

The table below compares the annual management fee schedules of the Funds expressed as a percentage of net assets.  As of December 31, 2007, the Income Fund and the Short-Term Investment Fund had net assets of $127,463,407 and $8,745,334, respectively.

Short-Term Investment Fund		Income Fund (pre- and post-merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0 to $1 billion	0.275%	$0 to $1 billion	0.550%
Over $1 billion	0.175%	Over $1 billion	0.450%

6.	What are the federal income tax consequences of the proposed mergers?

As described above, shares of the Acquired Funds are available to investors purchasing Contracts funded through the separate accounts (or sub-accounts thereof) of Participating Insurance Companies.  As long as these Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulations thereunder, the mergers, whether treated as tax-free reorganizations or not, will not create any federal income tax liability for Contract Owners.  For more information, please see “Information about the Proposed Mergers—Certain Federal Income Tax Consequences,” below.

Each merger (except the Short-Term Investment Fund- Income Fund merger) has been structured as a tax-free reorganization for U.S. federal income tax purposes.  Each reorganization will not result in Contract Owners recognizing any gain or loss for federal income tax purposes.

Although the Short-Term Investment Fund-Income Fund merger is not expected to qualify as a tax-free reorganization for U.S. federal income tax purposes, the reorganization will not result in Contract Owners recognizing any gain or loss for federal income tax purposes because the interests in the Short-Term Investment Fund are held through the separate accounts (or sub-accounts thereof) of Participating Insurance Companies.

7.	Will my dividends be affected by the mergers?

The mergers will not result in a change in dividend policy.  All Funds intend to declare and distribute dividends from their net investment income and capital gains, if any, annually.

The merger, however, will require each Acquired Fund to distribute all of its net investment income and net capital gain as of the merger date.  Further, an Acquired Fund’s sale of some of its assets in anticipation of the merger may result in increased distributions.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the Funds differ?

No. The procedures for purchasing, redeeming and exchanging shares of each Fund are identical.  The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to its Contracts.  The shares of each Fund are purchased and redeemed at the net asset value of the Fund’s shares next determined after an order in proper form is received.  No fee is charged to shareholders when they purchase or redeem shares of the Funds, nor will a fee be charged to shareholders when they purchase or redeem shares of the combined Funds.  Please see the Funds’ prospectuses for additional information.

9.	How will I be notified of the outcome of the merger of my Acquired Fund?

If the proposed merger of your Acquired Fund is approved by shareholders, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares of the corresponding Acquiring Fund they are receiving after the merger is completed.  Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies.  If the proposed merger is not approved, this result will be noted in the next shareholder report of your Acquired Fund.

10.	Will the value of my investment change?

Although, the number of shares owned by each Participating Insurance Company will most likely change, the total value of your investment in the Acquiring Fund will equal the total value of your investment in your Acquired Fund at the time of the merger.  Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger of my Fund?

Approval of a merger will require the affirmative vote of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the shareholders of the applicable Acquired Fund entitled to vote on the matter at the Special Meeting.  The vote of a majority of the outstanding voting securities of an Acquired Fund means the lesser of (A) of 67% or more of an Acquired Fund’s outstanding shares present at the Special Meeting, in person or by proxy, if more than 50% of an Acquired Fund’s outstanding shares are present at the Special Meeting or represented by proxy; or (B) more than 50% of an Acquired Fund’s outstanding shares.

The Board of the Trust believes that the proposed mergers are in the best interests of each Acquired Fund.  Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed mergers.

B.     RISK FACTORS

What are the main risks of each Acquiring Fund and how do they compare with those of the corresponding Acquired Fund?

Primary Risks.  As with any mutual fund, you may lose money by investing in an Acquiring Fund.  Certain risks associated with an investment in an Acquiring Fund are summarized below.  The risks of an investment in an Acquiring Fund are similar to the risks of an investment in an Acquired Fund.  More detailed descriptions of the risks associated with an investment in an Acquiring Fund can be found in the current prospectus and statement of additional information for such Acquiring Fund.

By investing in the 2015 Moderate Fund and the 2035 Moderate Fund (each an Acquiring Fund), an investor assumes the same types of risks, either directly or indirectly, as investing in ETFs and the Underlying Funds.  The primary risk of investing in the Income Fund is interest rate risk.  Changes in interest rates may cause changes in the Income Fund’s yield, net asset value and total return.  These changes can have a more dramatic impact on investments with longer maturities.  The Income Fund is also subject to credit risk.  The Income Fund’s net asset value and total return may be adversely affected by the inability of the issuers of the Income Fund’s securities to make payment at maturity.  There can be no assurance that an Acquiring Fund will meet its investment objectives.  An Acquiring Fund’s investment returns will vary, and you could lose money by investing in an Acquiring Fund.

The value of your investment in an Acquiring Fund will change with changes in the values of the investments held by the Acquiring Fund.  A wide array of factors can affect those values.  In this summary, we describe the principal risks that may affect an Acquiring Fund’s investments as a whole.  The Acquiring Fund could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of an Acquiring Fund, cause you to lose money or cause the performance of an Acquiring Fund to trail that of other investments.

The Funds have principal investment strategies that come with inherent risks.  The following is a list of the principal risks associated with those strategies.  The Funds that operate under a fund-of-funds structure are subject to the risks of the underlying investments.  The following paragraphs describe the types of risks that each Fund may experience.  For a more complete discussion of the risks of the Funds, please see the prospectuses of the Funds dated May 1, 2008.

Currency Risk (All Acquired Funds and Acquiring Funds, except Short-Term Investment Fund).  Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment.  Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Derivatives Risk (All Acquired Funds and Acquiring Funds).  When a fund uses derivatives (securities whose value is based upon the value of another security or an index) to hedge positions in the portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa.  While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.  To the extent that a derivative is not used as a hedge (i.e., for speculation), a fund is directly exposed to the potential gains and losses of that derivative.  Gains and losses from non-hedging derivative positions may be substantially greater than the derivative’s original cost.

Credit Risk (All Acquired Funds and Acquiring Funds).  For debt securities, credit risk is the possibility that an issuer or counterparty to a contract will fail to make timely payments of interest or principal to a fund.  The credit risk of a fund depends on the credit quality of its underlying securities.  In general, for debt securities, the lower the credit quality of a fund’s securities, the higher the fund’s risk, all other factors such as maturity being equal.

Interest Rate Risk (All Acquired Funds and Acquiring Funds).  For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates.  In general, debt security prices rise and fall inversely to changes in interest rates.  If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise.  In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

Investment Style Risk (All Acquired Funds and Acquiring Funds).  During certain market conditions, a fund with a more specific investment style (such as value or growth) may perform less well than a fund that allows greater flexibility in the investment of assets.

Liquidity Risk (All Acquired Funds and Acquiring Funds, except Short-Term Investment Fund).  A fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that the fund finds to be favorable.  A fund may have to accept an unfavorable price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on portfolio management or investment performance.

Market Risk (All Acquired Funds and Acquiring Funds).  For equity securities, stock market movements will affect a fund’s share price on a daily basis.  Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by a fund.  There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer.  Market risk may affect a single company, industry, sector or the market as a whole.  For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably.  Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Portfolio Strategy Risk (All Acquired Funds and Acquiring Funds).  The performance of a fund is in part dependent upon either Wilshire’s or a subadviser’s skill in making appropriate investments.  To the extent that a fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the fund relative to its index.  As the industry and sector composition of the market or index changes over time, the implementation of a fund’s strategy can lead to substantial differences in the sector or industry allocation of the fund relative to the market or index.

Prepayment Risk (All Acquired Funds and Acquiring Funds, except Short-Term Investment Fund).  Mortgage-backed securities are subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security’s underlying pool of assets.  While principal prepayments are passed through to the holders of the securities, prepayments also reduce the future payments on such securities and may reduce their value.  Mortgage-backed securities are subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security’s value.  Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed security, thereby affecting its prepayment schedule, which may affect the value of the security.

Reinvestment Risk (All Acquired Funds and Acquiring Funds, except Short-Term Investment Fund).  During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date.  If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and a fund’s income or yield may decline.  Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities.  To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

Turnover Risk (All Acquired Funds and Acquiring Funds).  A fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs.  Such transaction costs may lower a fund’s effective return.

Valuation Risk (All Acquired Funds and Acquiring Funds).  A fund may invest in securities that are difficult to value and may inadvertently value certain of its securities at a higher price than the market will bear.

The following provides additional information on various types of instruments in which the Income Fund and the Short-Term Investment Fund may invest and their associated risks.  For a more detailed description of the various types of instruments in which the Income Fund and the Short-Term Investment Fund may invest and their associated risks, please see the section entitled “Description of Securities and Risks” in the Funds’ statement of additional information.

Foreign Securities. The Income Fund and Short-Term Investment Fund may invest in foreign securities. Investing outside the United States involves economic and political considerations not typically applicable to U.S. markets.  These considerations, which may favorably or unfavorably affect a Fund’s investment performance, include, but are not limited to, changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, nonnegotiable brokerage commissions, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on interest and dividends paid to a Fund), war, expropriation, political and social instability and diplomatic developments.  Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.  These considerations generally are heightened in developing countries.  For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in these countries than in developed countries.  Wilshire and the subadvisers seek to mitigate the risks associated with these considerations through diversification and active professional management. For a more detailed description of foreign securities, see the statement of additional information of the Trust.

Forward Foreign and Currency Exchange Contracts.  The Income Fund may enter into forward foreign currency exchange contracts (“forward contracts”) up to 15% of the value of its total net assets, for hedging purposes only. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract.  The agreed price may be fixed or within a specified range of prices.  The Income Fund also may enter into foreign currency futures contracts and foreign currency options up to 15% of the value of total net assets, for hedging purposes only.  Foreign currency futures contracts are standardized contracts traded on commodities exchanges that involve an obligation to purchase or sell a predetermined amount of currency at a predetermined date at a specified price.  For a more detailed description of foreign currencies, see the statement of additional information of the Trust.

High-Yield (High-Risk) Securities.  The Income Fund may invest in fixed income or convertible securities rated lower than “Baa” by Moody’s or “BBB” by S&P, or unrated securities of comparable quality, which are commonly referred to as “junk bonds” or “high-yield/high-risk” securities.  These securities are considered speculative and generally involve a higher risk of loss of principal and income than higher-rated, investment grade securities.  The value of these securities generally fluctuates more than those of higher-rated securities.  The value of high-yield, high-risk securities may also be influenced by the bond market’s perception of an issuer’s credit quality or its outlook for economic growth.  As with any other asset in the Income Fund’s portfolio, any reduction in the value of such securities would be reflected in the net asset value of the Income Fund.  In addition, if the Income Fund invests in lower-quality securities it may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings.  As a result of the associated risks, successful investments in high-yield (high-risk) securities will be more dependent on Wilshire’s and the subadvisers’ credit analysis than generally would be the case with investments in investment grade securities.  Lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active.  The lack of a liquid secondary market may have an adverse effect on market price and the Income Fund’s ability to sell particular securities. For a description of ratings, and a more detailed description of high-yield (high-risk) securities, see the statement of additional information of the Trust.

Illiquid Securities.  The Income Fund may invest up to 10% of its net assets in securities that are illiquid.  Variable and floating rate instruments that cannot be disposed of within seven days and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits.  The Income Fund may invest up to 10% of its net assets in illiquid securities and may not invest in “restricted securities” except for Rule 144A securities.  The Income Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act if they are determined to be liquid.  Any such security will be considered liquid so long as it is determined by a subadviser that an adequate trading market exists for that security.  This investment practice could have the effect of increasing the level of illiquidity in the Income Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.  As a matter of operating policy, the Income Fund will invest only in Rule 144A securities that are deemed to be liquid, and will limit its investment in Rule 144A securities to 20% of its net assets.  The Short-Term Investment Fund may not invest in illiquid or restricted securities or securities not fully marketable.

Mortgage- and Asset-Backed Securities.  The Income Fund may invest in mortgage- and asset-backed securities which represent shares in a pool of mortgages or other debt.  These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.  These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates.  In that case, a subadviser may have to reinvest the proceeds from the securities at a lower interest rate.  This could lower the Income Fund’s return and result in losses to the Income Fund if some securities were acquired at a premium.  Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.  The Income Fund may also invest in collateralized mortgage obligations (“CMOs”).  In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.  For a more detailed description of mortgage- and asset-backed securities, see the statement of additional information of the Trust.

Adjustable Rate Mortgage Securities.  The Income Fund may invest in adjustable rate mortgage securities.  Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.  For a more detailed description of adjustable rate mortgage securities, see the statement of additional information of the Trust.

Options and Futures Contracts.  The Income Fund may invest in options and futures.  Options are the right, but not the obligation to buy or sell a specified amount of securities or other assets on or before a fixed date.  Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.  For a more detailed description of options and futures contracts and their associated risks, see the statement of additional information of the Trust.

Securities Lending. The Income Fund may lend its investment securities in an amount of up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.  Any loss in the market price of securities loaned by the Income Fund that occurs during the term of the loan would be borne by the Income Fund and would affect the Income Fund’s investment performance.  Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.  However, loans will be made only to borrowers selected by the Income Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.  The Trust’s Board will make arrangements to vote or consent with respect to a material event affecting portfolio securities on loan.  The Short-Term Investment Fund may not make loans to other persons, except by the purchase of obligations in which the Short-Term Investment Fund is authorized to invest.

When-Issued Purchases and Forward Commitments. The Income Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis.  These transactions involve a commitment by the Income Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Income Fund to lock in as price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates.  When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.  The Income Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objectives.  For a more detailed description of when-issued purchases and forward commitments, see the statement of additional information of the Trust.

Performance Information.  The information below provides an illustration of how each Fund’s investment performance has varied over time or over the past year and since inception.  The bar charts and tables provide some indication of the risks of investing in a Fund by showing the changes in a Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the periods indicated compare with a broad-based securities market benchmark/index(es) (which, unlike the Funds, do not have any fees or expenses).  The total return figures do not reflect expenses that apply to the separate account or related Contracts.  The inclusion of these charges would reduce the total return figures for the period shown.  The performance of the Funds and the indices varies over time.  A Fund’s past investment performance does not necessarily indicate how it will perform in the future.

2010 Aggressive Fund – 2015 Moderate Fund

Calendar Year Total Returns (%)

For the periods included in the bar chart:

Best Quarter: 3.27% (2Q07)	Worst Quarter: (1.41)% (4Q07)
2008 Total Return as of June 30, 2008: (7.22)%

For the periods included in the bar chart:

Best Quarter: 4.03% (2Q07)	Worst Quarter: (2.15)% (4Q07)
2008 Total Return as of June 30, 2008: (8.58)%

Average Annual Total Returns
(%) as of December 31, 2007

	Past 1 year	Since Inception (5/01/06)
2015 Moderate Fund	4.57%	6.00%
Blended Benchmark(1) (Reflects no deductions for fees, expenses or taxes)	6.27%	7.50%
2010 Aggressive Fund	4.35%	5.86%
Blended Benchmark(2) (Reflects no deductions for fees, expenses or taxes)	6.57%	8.15%

1.
The Blended Benchmark is based on the 2015 Moderate Fund’s target allocation and is comprised of 32% S&P 500 Index, 8% Russell 2000 Growth Index, 11% MSCI EAFE Index, 22% Lehman Brothers Aggregate Bond Index and 27% Treasury Bill Index.  The S&P 500 Index is an index comprised of 500 U.S. stocks.  The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation.  The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East.  The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.  The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities.  All indices are unmanaged.

2.
The Blended Benchmark is based on the 2010 Aggressive Fund’s target allocation and is comprised of 40% S&P 500 Index, 8% Russell 2000 Growth Index, 16% MSCI EAFE Index, 17% Lehman Brothers Aggregate Bond Index and 19% Treasury Bill Index.  The S&P 500 Index is an index comprised of 500 U.S. stocks.  The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation.  The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East.  The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.  The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities.  All indices are unmanaged.

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

2010 Conservative Fund—2015 Moderate Fund
Calendar Year Total Returns (%)

For the periods included in the bar chart:

Best Quarter: 3.27% (2Q07)	Worst Quarter: (1.41)% (4Q07)
2008 Total Return as of June 30, 2008: (7.22)%

For the periods included in the bar chart:

Best Quarter: 1.59% (3Q07)	Worst Quarter: (0.26)% (4Q07)
2008 Total Return as of June 30, 2008: (4.01)%

Average Annual Total Returns

(%) as of December 31, 2007

	Past 1 year	Since Inception (5/01/06)
2015 Moderate Fund	4.57%	6.00%
Blended Benchmark(1)(Reflects no deductions for fees, expenses or taxes)	6.27%	7.50%
2010 Conservative Fund	3.93%	5.13%
Blended Benchmark(2) (Reflects no deductions for fees, expenses or taxes)	5.96%	6.67%

1.
The Blended Benchmark is based on the 2015 Moderate Fund’s target allocation and is comprised of 32% S&P 500 Index, 8% Russell 2000 Growth Index, 11% MSCI EAFE Index, 22% Lehman Brothers Aggregate Bond Index and 27% Treasury Bill Index.  The S&P 500 Index is an index comprised of 500 U.S. stocks.  The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation.  The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East.  The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.  The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities.  All indices are unmanaged.

2.
The Blended Benchmark is based on the 2010 Conservative Fund’s target allocation and is comprised of 12% S&P 500 Index, 2% Russell 2000 Growth Index, 7% MSCI EAFE Index, 35% Lehman Brothers Aggregate Bond Index and 44% Treasury Bill Index.  The S&P 500 Index is an index comprised of 500 U.S. stocks.  The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation.  The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East.  The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.  The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities.  All indices are unmanaged.

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

2010 Moderate Fund—2015 Moderate Fund
Calendar Year Total Returns (%)

For the periods included in the bar chart:

Best Quarter: 3.27% (2Q07)	Worst Quarter: (1.41)% (4Q07)
2008 Total Return as of June 30, 2008: (7.22)%

For the periods included in the bar chart:

Best Quarter: 2.83% (2Q07)	Worst Quarter: (1.11)% (4Q07)
2008 Total Return as of June 30, 2008: (6.23)%

Average Annual Total Returns
(%) as of December 31, 2007

	Past 1 year	Since Inception (5/01/06)
2015 Moderate Fund	4.57%	6.00%
Blended Benchmark(1) (Reflects no deductions for fees, expenses or taxes)	6.27%	7.50%
2010 Moderate Fund	4.47%	5.51%
Blended Benchmark(2) (Reflects no deductions for fees, expenses or taxes)	6.07%	7.12%

1.
The Blended Benchmark is based on the 2015 Moderate Fund’s target allocation and is comprised of 32% S&P 500 Index, 8% Russell 2000 Growth Index, 11% MSCI EAFE Index, 22% Lehman Brothers Aggregate Bond Index and 27% Treasury Bill Index.  The S&P 500 Index is an index comprised of 500 U.S. stocks.  The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation.  The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East.  The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.  The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities.  All indices are unmanaged.

2
The Blended Benchmark is based on the 2010 Moderate Fund’s target allocation and is comprised of 25% S&P 500 Index, 6% Russell 2000 Growth Index, 10% MSCI EAFE Index, 22% Lehman Brothers Aggregate Bond Index and 37% Treasury Bill Index.  The S&P 500 Index is an index comprised of 500 U.S. stocks.  The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation.  The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East.  The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.  The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities.  All indices are unmanaged.

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

2045 Moderate Fund—2035 Moderate Fund

Calendar Year Total Returns (%)

For the periods included in the bar chart:

Best Quarter: 5.13% (2Q07)	Worst Quarter: (2.75)% (4Q07)
2008 Total Return as of June 30, 2008: (10.69)%

For the periods included in the bar chart:

Best Quarter: 6.15% (2Q07)	Worst Quarter: (3.95)% (4Q07)
2008 Total Return as of June 30, 2008: (12.57)%

Average Annual Total Returns
(%) as of December 31, 2007

	Past 1 year	Since Inception (5/01/06)
2035 Moderate Fund	4.61%	6.20%
Blended Benchmark(1) (Reflects no deductions for fees, expenses or taxes)	6.43%	8.35%
2045 Moderate Fund	3.95%	5.91%
Blended Benchmark(2) (Reflects no deductions for fees, expenses or taxes)	6.57%	8.97%

1.
The Blended Benchmark is based on the 2035 Moderate Fund’s target allocation and is comprised of 57% S&P 500 Index, 13% Russell 2000 Growth Index, 12% MSCI EAFE Index, 10% Lehman Brothers Aggregate Bond Index and 8% Treasury Bill Index.  The S&P 500 Index is an index comprised of 500 U.S. stocks.  The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation.  The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East.  The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.  The Treasury Bill Index consists of U.S. Treasury Bills with 90 day maturities.  All indices are unmanaged.

2.
The Blended Benchmark is based on the 2045 Moderate Fund’s target allocation and is comprised of 70% S&P 500 Index, 13% Russell 2000 Growth Index, 15% MSCI EAFE Index and 2% Lehman Brothers Aggregate Bond Index.  The S&P 500 Index is an index comprised of 500 U.S. stocks.  The Russell 2000 Growth Index is an index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation.  The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australia and the Far East.  The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.  All indices are unmanaged.

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

Short-Term Investment Fund—Income Fund

Calendar Year Total Returns (%)

For the periods included in the bar chart:

Best Quarter: 4.29% (4Q00)	Worst Quarter: (2.07)% (2Q04)
2008 Total Return as of June 30, 2008: (1.95)%

For the periods included in the bar chart:

Best Quarter: 1.71% (1Q01)	Worst Quarter: 0.00% (3Q03)
2008 Total Return as of June 30, 2008: 1.13%

Average Annual Total Returns
(%) as of December 31, 2007

	Past 1 year	Past 5 years	Past 10 years
Income Fund	4.21%	4.48%	5.54%
Lehman Brothers Aggregate Bond Index(1) (Reflects no deductions for fees, expenses or taxes)	6.97%	4.42%	5.97%
Short-Term Investment Fund	4.88%	2.96%	3.71%
Treasury Bill Index(2) (Reflects no deductions for fees, expenses or taxes)	5.00%	3.07%	3.77%

1.
The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including Government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

2.	The Treasury Bill Index is an unmanaged index consisting of U.S. Treasury Bills with 90-day maturities.

Current performance may be higher or lower than the performance data quoted above.  For more recent performance information, call your insurance company.

C.      OTHER COMPARISONS BETWEEN THE FUNDS

Investment Adviser.  Since March 1, 1999, the Trust has employed Wilshire to manage the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds’ investment programs under an Investment Advisory Agreement.  Wilshire’s principal office is located at 1299 Ocean Avenue, Santa Monica, California 90401-1085.  Wilshire conducts its investment decision-making through an investment committee structure.

Wilshire’s duties under the Investment Advisory Agreement include providing a continuous investment program for each Fund or recommending to the Board one or more unaffiliated subadvisers to provide a continuous investment program for each Fund or a portion of such Fund’s assets designated from time to time by Wilshire, including investment, research and management with respect to all securities and investments and cash equivalents for each Fund or a designated portion of such Fund’s assets.  For each Fund that operates under a fund-of-funds structure, Wilshire currently invests such Fund’s assets in the Underlying Funds.  Wilshire also reviews, monitors and reports to the Board regarding the investment performance and investment procedures of each subadviser and assists and consults with each subadviser in connection with a Fund’s continuous investment program.  In addition, Wilshire maintains books and records with respect to its services under the Investment Advisory Agreement and furnishes the Board with such periodic and special reports as the Board may request.

Subadvisers for the Short-Term Investment Fund and the Income Fund.  Western Asset is the subadviser for the Short-Term Investment Fund and the Income Fund.  Western Asset, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds.  Total assets under management were approximately $634.4 billion as of December 31, 2007.  Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91105.  Western Asset uses a centralized strategy group comprised of professionals who are experts in various investment disciplines to determine the investments for the Short-Term Investment Fund and for its portion of the Income Fund.  Western uses a team approach to investment management, which revolves around the decisions of the group with expertise in all areas of the fixed-income market.  The strategy group lays out basic parameters which are then executed by teams of professionals dedicated to specific sectors of the market.

A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and portfolio manager Andrea A. Mack, manages the assets of the Short-Term Investment Fund.

Messrs. Leech and Walsh have served as portfolio managers for Western Asset for over 15 years.  Ms. Mack has been employed by Western Asset for the past 7 years.  Ms. Mack became a Portfolio Manager in October 2001.

WAML is the subadviser for the Income Fund.  WAML, an indirect, wholly owned subsidiary of Legg Mason, Inc., and an affiliate of Western Asset, 10 Exchange Square London, EC2A 2EN, is a registered investment adviser founded in 1984 by the American Express organization.  WAML is responsible for the management of global and international fixed income mandates including the non-U.S. portion of Western Asset’s U.S. domestic clients’ portfolios.  WAML had approximately $103.8 billion under management as of December 31, 2007.  WAML uses a strategy group comprised of professionals who are experts in various investment disciplines to determine the investments for its portion of the Income Fund.

A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt and Mark Lindbloom, manages WAML’s portion of the Income Fund’s assets.

Messrs. Leech, Walsh, and Moody have each served as portfolio managers for Western Asset for over 15 years.  Mr. Eichstaedt has served as portfolio manager for Western Asset for over 10 years.  Mr. Lindbloom has been employed as a portfolio manager for Western Asset since 2005.  Prior to joining Western Asset, Mr. Lindbloom was employed as a portfolio manager for Citigroup Asset Management for nine years.

Distribution and Shareholder Services Plan.  The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of up to 0.25% of each Fund’s average net assets payable to the distributor to reimburse the distributor for distribution and shareholder services provided to shareholders.

Currently, the 2010 Aggressive Fund, the 2010 Conservative Fund, 2010 Moderate Fund and the 2045 Moderate Fund, each an Acquired Fund, and the 2015 Moderate Fund and the 2035 Moderate Fund, each an Acquiring Fund, do not incur expenses for distribution and shareholder services.  Upon the  consummation of the mergers, each Acquiring Fund will incur expenses for distribution and shareholder services.

Because 12b-1 fees are paid out of each Fund’s assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges.

Charter Documents.  Each Fund is a series of the Trust, a Delaware statutory trust.  The Funds are governed by the Declaration of Trust.  Additional information about the Declaration of Trust is provided below.

Shares.  On each matter submitted to a shareholder vote, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a proportionate fractional vote.  All shares of all series of the Trust will vote together as a single class, except for (a) any matter with respect to which a separate vote of one or more series is permitted or required by the 1940 Act or the provisions of the Declaration of Trust; and (b) as to any matter which affects only the interests of one or more particular series, only the shareholders of the one or more affected series are entitled to vote, and each such series will vote as a separate series.  All shares of all series of the Trust are voted together in the election of Board members.  On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by the individual series, except that shares are voted by the individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

Shareholder Meetings.  As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings.  However, special meetings may be called for purposes such as electing or removing Board members, changing fundamental policies or approving an investment advisory contract.  If requested to do so by the shareholders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting on the removal of a Board member and the Trust will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the 1940 Act.

Shareholder meetings may be called at any time by a majority of the Board and will be called by any Board member upon written request of shareholders holding, in the aggregate, not less than 10% of the Trust’s outstanding shares.  Shareholder meetings will be held on any day, time and place as designated by the Board.  Shareholders of one-third of the interests in the Trust, present in person or by proxy, will constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act, other applicable law or the Declaration of Trust or the By-Laws of the Trust.  If a quorum is present at a meeting, an affirmative vote by the shareholders present, in person or by proxy, holding more than 50% of the total interests of the shareholders present, either in person or by proxy, at such meeting constitutes the action of the shareholders, unless the 1940 Act, other applicable law, the Declaration of Trust or the By-Laws of the Trust require a greater number of affirmative votes.

The affirmative vote by the shareholders present, in person or by proxy, holding less than 50% of the interests of the shareholders present, in person or by proxy, at a meeting will be sufficient for adjournments.  Any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose provided that no meeting will be adjourned for more than six months beyond the originally scheduled meeting date.  Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.

Shareholder Liability.  The Trust indemnifies and holds each shareholder harmless from and against any claim or liability to which such shareholder may become subject solely by reason of his or her being or having been a shareholder and not because of such shareholder's acts or omissions or for some other reason, and reimburses such shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability (upon proper and timely request by the shareholder); provided, however, that no shareholder is entitled to indemnification unless such shareholder is a shareholder of interests of such series.

Voting Powers.  The shareholders have power to vote only (i) for the election of Board members, (ii) with respect to any investment advisory contract, (iii) with respect to termination of the Trust, (iv) with respect to amendments to the Declaration of Trust, (v) with respect to any merger, consolidation or sale of assets, (vi) with respect to incorporation of the Trust, and (vii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Delaware Statutory Trust Act, or any other applicable law, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC (or any successor agency) or any state, or as and when the Board may consider necessary or desirable.

The foregoing is a very general summary of certain provisions of the Declaration of Trust governing the Trust.  It is qualified in its entirety by reference to the Declaration of Trust.

D.      INFORMATION ABOUT THE PROPOSED MERGERS

General.  The shareholders of each Acquired Fund are being asked to approve a merger between their Acquired Fund and its corresponding Acquiring Fund pursuant to the Agreement and Plan of Reorganization entered into by the Trust, on behalf of the Acquired Funds and the Acquiring Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Appendix 3.

Each merger is structured as a transfer of all of the assets of an Acquired Fund to its corresponding Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the corresponding Acquired Fund and for the issuance and delivery to the Acquired Fund of Acquiring Fund Shares equal in aggregate value to the net value of the assets transferred to the corresponding Acquiring Fund.

After receipt of the Acquiring Fund Shares, the applicable Acquired Fund will distribute the Acquiring Fund Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of such Fund, and the legal existence of such Fund as a series of the Trust will be terminated.  Each shareholder of such Acquired Fund will receive a number of full and fractional Acquiring Fund Shares as, and equal in value as of the Valuation Date (as defined in the Agreement) to, the aggregate value of the shareholder’s Acquired Fund shares.  Such shares will be held in an account with the corresponding Acquiring Fund identical in all material respects to the account currently maintained by the applicable Acquired Fund.  Each Participating Insurance Company will then allocate its Acquiring Fund Shares on a pro-rata basis among the Contract Owners in the applicable Acquired Fund separate account (or in sub-accounts thereof).  Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to the applicable Acquired Fund under an existing Contract will, following the merger, be allocated to the corresponding Acquiring Fund.

Prior to the date of the mergers, the applicable Acquired Fund will sell any investments that are not consistent with the current investment objective, policies, restrictions and strategies of the corresponding Acquiring Fund, and declare a distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger.  Contract Owners who invest in an Acquired Fund through a variable annuity contract or variable life insurance policy will not be affected by such distributions as long as the Contracts qualify as annuity contracts under section 72 of the Code and Treasury Regulations thereunder.

The Board of the Trust has voted to approve the Agreement and the proposed mergers and to recommend that shareholders also approve their Acquired Fund’s applicable merger.  The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by an Acquired Fund’s shareholders as indicated in section 11 of the “Synopsis”, above.

Each Acquired Fund’s shareholders will vote separately on the merger of their Fund into the corresponding Acquiring Fund.  The merger of one Acquired Fund into an Acquiring Fund is not contingent upon the approval of the other Acquired Funds’ shareholders.  Each merger is separate and distinct from the other.

In the event that a merger does not receive the required shareholder approval, each applicable Acquired Fund and Acquiring Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Board of the Trust may consider such alternatives as may be in the best interests of each Fund.

Background and Board’s Considerations Relating to the Proposed Mergers.  On May 30, 2008, Wilshire discussed each merger with the Board as a part of a program initiated by Wilshire to restructure selected Funds of the Trust to eliminate Funds that have not grown and/or that add unnecessary complexity to its shareholders.  In particular, Wilshire proposed to the Board the merging of each Acquired Fund with an Acquiring Fund that Wilshire believes is similar from an investment objective standpoint.

The Board of the Trust, including the Board members who are not “interested persons” (as defined by the 1940 Act) (“Disinterested Board members”), approved the terms of each merger.  The Board has also agreed to recommend that the mergers be approved by the Acquired Funds’ shareholders.

In determining to recommend that the shareholders of each Acquired Fund approve its merger, the Board considered the factors described below:

•	That, as part of its program to restructure selected Funds of the Trust, Wilshire would like to eliminate Funds that have not grown and/or that add unnecessary complexity to shareholders;

•
That Wilshire recommended the merger of the Acquired Fund into the Acquiring Fund based on its belief that such Acquiring Fund has a similar investment objective and strategy to the Acquired Fund, and after discussion with each Participating Insurance Company; and

•	That the merger would provide a continuity of investment within the Wilshire Variable Insurance Trust for shareholders of the Acquired Fund.

In particular, with respect to the merger of the target maturity funds, the Board considered that the Funds have not gathered significant assets since they were launched in May 2006.  After discussion with the Participating Insurance Companies, Wilshire indicated that many Contract Owners believe the target maturity funds are overly complicated due to the multiple versions of the 2010 funds.  Since, of the target maturity funds, the 2010 funds and the 2045 Moderate Fund, have attracted the least amount of assets, Wilshire proposes merging each such Fund into the target date fund closest in date to it.  After its discussion with Participating Insurance Companies, Wilshire also believes that the target maturity funds have not gathered assets because of their expense structure; specifically, the current management fee and the expenses of the Underlying Funds in which the target maturity funds invest.  As a result, in connection with the mergers, Wilshire proposed restructuring the surviving target maturity funds by, among other things, lowering its management fee and investing in ETFs which have lower expenses.

With respect to the merger of the Short-Term Investment Fund, the Board considered the small size of the Fund and the fact that it has not gathered significant assets to achieve economies of scale since it was launched in 1989.  The Board also considered that Wilshire has voluntarily waived its management fee and reimbursed the bulk of Fund expenses since it assumed sponsorship of the Trust in the fall of 2004.  The Board also took into account that, assuming the restructuring of the target maturity funds, the Short-Term Investment Fund would lose over half of its assets due to the fact that the Short-Term Investment Fund would no longer be an underlying investment for these Funds.  Wilshire consulted with the Participating Insurance Companies regarding the most appropriate merger candidate for the Short-Term Investment Fund.  As a result, Wilshire proposed merging the Short-Term Investment Fund into the Income Fund.  The Board also considered the fact that, if a Contract Owner did not believe the Income Fund was an appropriate investment, the Contract Owner would have the ability to invest proceeds relating to his or her Contract in a money market or other funds available under his or her Contract.

In addition, the Board considered the following factors, among others, in determining to recommend that the shareholders of each Acquired Fund approve its merger:

•	The Board noted that Wilshire would bear all expenses associated with each merger, including but not limited to transaction costs associated with any related repositioning of a Fund’s portfolio.

•
The Board noted that the estimated total annual operating expense ratios of each combined Fund are expected to be lower than the corresponding Acquired Fund.  The Board also considered Wilshire’s commitment to cap the 2015 Moderate Fund’s and the 2035 Moderate Fund’s operating expenses for approximately a two (2) year period at levels that are the same or lower compared to each Acquired Fund’s current operating expense ratio.

•	The Board concluded that no merger would result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•	The Board noted that the services available to shareholders of each Acquiring Fund were identical to those available to shareholders of the corresponding Acquired Fund.

Based on all of the foregoing, the Board concluded that each Acquired Fund’s participation in its proposed merger would be in the best interests of such Acquired Fund and would not dilute the interests of such Acquired Fund’s existing shareholders.  The Board, including the Disinterested Board members, unanimously recommends that shareholders of each Acquired Fund approve its merger.

Agreement and Plan of Reorganization.  Each proposed merger will be governed by the Agreement, the form of which is attached as Appendix 3.  The Agreement provides that each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund solely in exchange for the issuance of full and fractional Acquiring Fund Shares and the assumption of all the Acquired Fund’s liabilities.  The Acquiring Fund Shares will be issued on December [__], 2008 or such other date as may be agreed upon by the parties (the “Closing Date”).  The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Each Acquired Fund will transfer all of its assets to the Acquiring Fund, and in exchange, such Acquiring Fund will assume all liabilities of the corresponding Acquired Fund and deliver to such Acquired Fund a number of full and fractional Acquiring Fund Shares having a net asset value equal to the value of the assets of the Acquired Fund less the liabilities of the Acquired Fund assumed by the Acquiring Fund.  On or as soon after the Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the “Liquidation Date”), each Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, all of the Acquiring Fund Shares received by such Acquired Fund.  This distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.  As a result of the proposed transaction, each Acquired Fund shareholder will receive a number of Acquiring Fund shares equal in value as of the Valuation Date to the value of the Acquired Fund shares surrendered by such shareholder.

The Board of the Trust has determined that each proposed merger is in the best interests of that Fund and that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of each merger is subject to the terms and conditions and on the representations and warranties set forth in the Agreement.  With respect to each merger, the Agreement may be terminated by mutual agreement of the Acquiring Fund and the corresponding Acquired Fund.  The Agreement may be terminated with respect to one or all of the mergers.  In addition, either an Acquired Fund or an Acquiring Fund may at its option terminate the Agreement with respect to its corresponding merger at or before the Closing Date due to (i) a breach by any other party to such merger of any representation, warranty, or agreement to be performed at or before the Closing Date, if not cured within 30 days; (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or (iii) a determination by the Board that the consummation of the transactions contemplated therein with respect to a merger is not in the best interests of a Fund.

Each Acquired Fund will dispose a portion of its securities before the Closing Date.

Each Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the corresponding Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments.  Each Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the corresponding Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions.  The Acquired Fund, if requested by its corresponding Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date.  In addition, if it is determined that the portfolios of the Acquired Fund and its corresponding Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

Western Asset has estimated that approximately __% of the portfolio of the Short-Term Investment Fund will be liquidated prior to the merger.  Proceeds from the liquidations will be used to acquire securities consistent with the corresponding Income Fund’s investment objective, policies, restrictions and strategies.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), trading costs and any other expenses incurred in connection with the consummation of each merger and related transactions contemplated by the Agreement, will be borne by Wilshire.

      Description of the Acquiring Fund Shares.  Acquiring Fund Shares will be issued to each Acquired Fund’s shareholders in accordance with the Agreement as described above.  The Acquiring Fund Shares will be shares of the corresponding Acquiring Fund.  The Acquiring Fund Shares have the same characteristics as shares of the corresponding Acquired Fund.  For more information on the characteristics of the Acquiring Fund Shares, please see the applicable Acquiring Fund prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Certain Federal Income Tax Consequences.  As a condition to each Fund’s (except for the Short-Term Investment Fund and Income Fund) obligation to consummate the mergers, each Fund (except for the Short-Term Investment Fund's and Income Fund's) will receive a tax opinion from Vedder Price P.C. with respect to its merger, (which opinion will be based on certain factual representations and certain customary assumptions), substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

(a)
The transfer of all of the assets of the Acquired Fund to its corresponding Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund (followed by the distribution of all of the Acquiring Fund Shares to the Acquired Fund shareholders in complete liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the reorganization.

(b)
No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of its corresponding Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

(c)
No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to its corresponding Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Acquired Fund shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the reorganization.

(e)
The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor by such shareholder.  The holding period of Acquiring Fund Shares received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the reorganization.

(f)
The tax basis of the Acquired Fund’s assets acquired by its corresponding Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately before the reorganization.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Short-Term Investment Fund-Income Fund Merger.  The Short-Term Investment Fund-Income Fund merger is not expected to qualify as a tax-free reorganization under the Code.  However, the merger will not result in Contract Owners recognizing any gain or loss for federal income tax purposes, provided the interests in the Short-Term Investment Fund are owned for federal income tax purposes by one or more “segregated asset accounts” established in support of annuity contracts or life insurance policies that qualify as “variable contracts” and that are considered “adequately diversified” (as defined under the Code and the Treasury Regulations).  In addition, since the Short-Term Investment Fund and the Income Fund each intend to qualify as a regulated investment company under the Code, the Funds do not expect to pay any federal income taxes.  No opinion of counsel will be received by the Funds in connection with the Short-Term Investment Fund merger.

The Short-Term Investment Fund merger will not be a taxable transaction for the Income Fund.

As long as the Contracts qualify as annuity contracts under section 72 of the Code, and Treasury Regulations thereunder, each merger, whether or not treated as a tax-free reorganization, will not create any federal income tax liability for Contract Owners.  Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal, however, may be subject to income taxes and a 10% federal tax penalty.

This description of the federal income tax consequences of each merger is made without regard to the particular facts and circumstances of any shareholder or Contract Owner.  Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of each merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

If the Agreement is approved by the applicable Acquired Fund’s shareholders, such Acquired Fund will distribute to its shareholders all of its undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).  Additional distributions may be made if necessary.  All distributions, including dividends and capital gains distributions, will be reinvested in additional shares of the corresponding Acquiring Fund unless an election is made on behalf of a separate account to receive dividends and capital gains distributions in cash.

Capitalization.  The following table shows the capitalization of each Fund as of June 30, 2008 and of each Acquiring Fund on a pro forma unaudited combined basis, giving effect to each proposed acquisition of assets at net asset value as of that date:

2010 AGGRESSIVE FUND—2015 MODERATE FUND
2010 CONSERVATIVE FUND—2015 MODERATE FUND
2010 MODERATE FUND—2015 MODERATE FUND

	2010 Aggressive Fund	2010 Conservative Fund	2010 Moderate Fund	2015 Moderate Fund	Pro Forma Adjustments (consummation of 2010 Aggressive Fund— 2015 Moderate Fund merger)	2015 Moderate Fund—Pro Forma Combined (assuming consummation of 2010 Aggressive Fund— 2015 Moderate Fund merger only)	Pro Forma Adjustments (consummation of 2010 Conservative Fund—2015 Moderate Fund merger)	2015 Moderate Fund—Pro Forma Combined (assuming consummation of 2010 Conservative Fund—2015 Moderate Fund merger only)	Pro Forma Adjustments (consummation of 2010 Moderate Fund—2015 Moderate Fund merger)	2015 Moderate Fund—Pro Forma Combined (assuming consummation of 2010 Moderate Fund—2015 Moderate Fund merger only)	Pro Forma Adjustments (consummation of 2010 Aggressive Fund merger, 2010 Conservative Fund merger and 2010 Moderate Fund merger into 2015 Moderate Fund)	2015 Moderate Fund—Pro Forma Combined (assuming consummation of 2010 Aggressive Fund merger, 2010 Conservative Fund merger and 2010 Moderate Fund merger into 2015 Moderate Fund)
Net Assets
Total Net Assets	$1,055,633	$1,266,509	$3,021,528	$10,407,246	-	$11,462,879	-	$11,673,755	-	$13,428,774	-	$15,750,916

Shares Outstanding	105,387	122,920	295,216	1,024,883	(1,384)	1,128,886	1,859	1,149,662	2,471	1,322,570	2,947	1,551,353

Net Asset Value Per Share	$10.02	$10.30	$10.23	$10.15	-	$10.15	-	$10.15	-	$10.15	-	$10.15

2045 MODERATE FUND—2035 MODERATE FUND

	2045 Moderate Fund	2035 Moderate Fund	Pro Forma Adjustments	2035 Moderate Fund— Pro Forma Combined (assuming consummation of the merger)
Net Assets
Total Net Assets	$2,559,516	$4,960,361	$-	$7,519,877

Shares Outstanding	266,688	503,037	(7,102)	762,623

Net Asset Value Per Share	$9.60	$9.86	$-	$9.86

SHORT-TERM INVESTMENT FUND—INCOME FUND

	Short-Term Investment Fund	Income Fund	Pro Forma Adjustments	Income Fund— Pro Forma Combined (assuming consummation of the merger)
Net Assets
Total Net Assets	$10,805,774	$115,780,121	$-	$126,585,895

Shares Outstanding	1,006,717	9,600,717	(110,716)	10,496,718

Net Asset Value Per Share	$10.73	$12.06	$-	$12.06

The Board of the Trust, including the Disinterested Board members, unanimously recommends approval of each merger.

III.	INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

General.  The cost of preparing, printing and mailing this Prospectus/Proxy Statement and the accompanying voting instruction form/proxy card and all other costs incurred in connection with the solicitation of voting instructions/proxies, including any additional solicitation made by letter, telephone, telegraph or in person will be paid by the Funds in connection with Proposal I and by Wilshire in connection with Proposal II.  In addition to solicitation by mail, certain officers and representatives of the Trust, officers, employees or agents of Wilshire, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit voting instructions/proxies by telephone, telegram, telegraph or in person.

As of October 31, 2008 (the “Record Date”), each Fund had the following shares outstanding:

Name of Fund	Total Number of Shares Outstanding
Equity Fund
Balanced Fund
Income Fund
Short-Term Investment Fund
Small Cap Growth Fund
International Equity Fund
Socially Responsible Fund
2010 Aggressive Fund
2010 Moderate Fund
2010 Conservative Fund
2015 Moderate Fund
2025 Moderate Fund
2035 Moderate Fund
2045 Moderate Fund

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting.  Each share of each Fund is entitled to one vote on each matter applicable to the Fund submitted to a vote of the shareholders at the Special Meeting, with fractional shares voting proportionally.

Proposals of Shareholders

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings.  As a result, the Trust does not have a policy regarding the attendance of Board members at annual meetings.  The Trust will hold special meetings as required or deemed desirable.  Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special meeting of shareholders cannot be provided.  Any shareholder proposal that may properly be included in the proxy solicitation for a special shareholders meeting must be received by the Secretary of the Trust within reasonable time before the Trust mails proxy materials to shareholders.

Other Matters to Come Before the Special Meeting

The Board is not aware of any matters that will be presented at the Special Meeting other than the matters set forth in this Prospectus/Proxy Statement.  Should any other matters requiring a vote of shareholders arise, the accompanying voting instructions/proxy card will confer upon the person or persons entitled to vote the shares represented by such voting instructions/proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Funds.

Voting, Quorum

Each valid voting instruction/proxy card received in time for the Special Meeting will be voted in accordance with the instructions on the voting instructions/proxy card as the persons named in the voting instructions/proxy card determine on such other business as may come before the Special Meeting.  For Proposal I, if no designation is given, the shares will be voted FOR the election of the individuals who have been nominated as Board members.  For Proposal II, in the absence of specification, the shares will be voted FOR approval of the applicable Agreement.  Interests of Contract Owners from whom no voting instructions are received will be voted in proportion to the instructions that are timely received.  Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Special Meeting or (iii) by attending the Special Meeting and voting in person.  Merely attending the Special Meeting without voting, however, will not revoke a previously submitted proxy.  Only a shareholder may execute or revoke a proxy.  Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

For Proposal I, the election of Board members requires a plurality vote of the shares of the Funds.  This means that the seven nominees receiving the largest number of votes will be elected.

For Proposal II, with respect to each merger, the transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of an Acquired Fund’s shareholders as indicated in section 11 of the “Synopsis”, above.

The Declaration of Trust provides that the presence at the Special Meeting, in person or by proxy, of the holders of one-third of the interests of a Fund constitutes a quorum for the transaction of business.  If the necessary quorum to transact business, or the vote required to approve a proposal, is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  The affirmative vote of the holders of less than 50% of the interests present, in person or by proxy, will be sufficient for such adjournment.  The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interest of a Fund’s shareholders.

In tallying votes, abstentions will be counted for purposes of determining whether a quorum is present for purposes of convening the Special Meeting.  For Proposal I, for the election of Board members, abstentions will have no effect.  For Proposal II, abstentions will have the effect of being counted as votes against the proposal.  Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners.  Accordingly, there are not expected to be any “broker non-votes.”

Service Providers

Pursuant to a Distribution Agreement, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares.  SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Trust’s administrator pursuant to an Administration Agreement.

Control Persons and Principal Holders of Fund Shares

The following table sets forth the holdings of the shares of each Fund as of the Record Date, of each person known to own, control, or hold with power to vote 5% or more of a Fund’s outstanding voting securities.  Since a Participating Insurance Company’s separate accounts’ voting rights are passed through to contract owners, a Participating Insurance Company itself does not exercise voting control over the shares held in those accounts.

Name	Name of Fund	% Owned	Type of Ownership
Equity Fund
Balanced Fund
Income Fund
Short-Term Investment Fund
Small Cap Growth Fund
International Equity Fund
Socially Responsible Fund
2010 Aggressive Fund
2010 Moderate Fund
2010 Conservative Fund
2015 Moderate Fund
2025 Moderate Fund
2035 Moderate Fund
2045 Moderate Fund

Appendix 1

WILSHIRE MUTUAL FUNDS, INC.

WILSHIRE VARIABLE INSURANCE TRUST

AUDIT COMMITTEE CHARTER

I.	PURPOSE

This Charter governs the operations of the Audit Committee.  The Audit Committee is a committee of the Board of the Fund.  Its primary function is to assist the Board in fulfilling certain of its oversight responsibilities to Fund shareholders.  It is also intended to serve as the Fund’s “qualified legal compliance committee” (“QLCC”).

The Audit Committee serves as an independent and objective party to monitor the Fund’s accounting policies, financial reporting, internal control systems, as well as the work of the Fund’s registered independent public accounting firm (the “independent auditors”).  The Audit Committee also serves to maintain free and open communication among the independent auditors, Fund management, and the Board.

•	Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, and internal controls.

•	The independent auditors have the primary responsibility to plan and implement a proper audit, with consideration given to internal controls, accounting and reporting practices.

The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II.	COMPOSITION

The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee.  For purposes of the Audit Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940 and he or she does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an “audit committee financial expert” as defined in Form N-CSR.  The Audit Committee will submit such determination to the Board for its final determination.

Appendix 1 - Page 1

Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs from time to time, at the expense of the Fund.

The members of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.  Unless a Chair is elected by the Board, the members of the Audit Committee may designate a Chair by majority vote.

III.	MEETINGS

The Audit Committee shall meet twice annually, or more frequently as circumstances dictate.  Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.  As part of its job to foster open communication, the Audit Committee shall meet at least annually with senior Fund management responsible for accounting and financial reporting and for the internal control function, and with the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

The Audit Committee shall maintain minutes of committee meetings; report its significant activities to the Board, and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties as the Audit Committee, the Audit Committee shall:

A.	Charter

1.  Review this Charter at least annually, and recommend changes, if any, to the Board.

B.	Internal Controls

1.  Review annually with Fund management and the independent auditors:

(a)	the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting;

(b)
their separate evaluation of the adequacy of the Fund’s system of internal controls, including the timely reporting of any significant deficiencies or material weaknesses in the design or operation of the Fund’s “internal control over financial reporting”;

Appendix 1 - Page 2

(c)	their assessment of the Fund’s accounting service agent, custodian and transfer agent and their assessment of the SAS 70 report for each entity; and

(d)	any significant findings related to the Fund’s systems for accounting, reporting and internal controls, in the form of written observations and recommendations, and Fund management’s written response.

2.  Review annually with Fund management and the independent auditors, policies for valuation of Fund portfolio securities and the frequency and magnitude of pricing errors.

3.  Inquire of Fund management and the independent auditors about significant risks or exposures and assess the steps taken by Fund management to minimize such risks to the Fund.

4.  Review annually with Fund management their oversight process of the Fund’s accounting service agent, custodian and transfer agent.

C.	Independent Auditors

1.  Approve, and recommend to the Board, the selection, retention or termination of the independent auditors, considering independence, performance, effectiveness and any other factors the Audit Committee considers relevant, and approve the fees and other compensation to be paid to the independent auditors.  The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors and the independent auditors shall report directly to the Audit Committee.

2.  Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors.1

•
The Chairman of the Audit Committee may grant the pre-approval referenced above for non-prohibited services for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

1 Pre-approval of non-audit services for the Fund is not required, if:  (a) the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

Appendix 1 - Page 3

3.  Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any entity controlling, controlled by, or under common control with the Adviser (“control affiliate”) providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.2

•
The Chairman of the Audit Committee may grant the pre-approval referenced above for non-prohibited services for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

4.  On an annual basis, request, receive in writing and review the independent auditors’ specific representations as to their independence, including identification of all significant relationships the independent auditors have with the Fund, the Adviser (and any “control affiliate” of the Adviser) and any material service provider to the Fund (including, but not limited to, disclosures regarding the independent auditors’ independence required by Independence Standards Board Standard No. 1 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X), and recommend that the Board take appropriate action, if any, in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

5.  On an annual basis, meet with the independent auditors and Fund management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

6.  Review the management letter, if any, prepared by the independent auditors and Fund management’s response.

D.	Financial Reporting Processes

1.  Review with Fund management and the independent auditors the Fund’s audited financial statements.

2.  Review with Fund management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by Statement on Auditing Standard No. 114 (The Auditor’s Communications with Those Charged with Governance), including:

•	the independent auditors’ responsibilities under generally accepted auditing standards;

•	an overview of the planned scope and timing of the audit;

2 Pre-approval of non-audit services for the Adviser (or any control affiliate of the Adviser providing ongoing services to the Fund) is not required, if:  (a) the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Adviser and any control affiliate of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

Appendix 1 - Page 4

•	the independent auditors’ views about qualitative aspects of the Fund’s significant accounting principles, including accounting policies, accounting estimates and financial statement disclosures;

•	any significant difficulties encountered in dealing with Fund management that relate to the performance of the audit;

•	any uncorrected misstatements, other than those the independent auditors believe are trivial;

•	any disagreements with Fund management about matters that individually or in the aggregate could be significant to the Fund’s financial statements or the independent auditors’ report;

•	any other findings or issues arising from the audit that are, in the independent auditors’ judgment, significant and relevant;

•	any material, corrected misstatements that were brought to the attention of management as a result of audit procedures;

•	representations the independent auditors are requesting from management;

•
when the independent auditors are aware that Fund management has consulted with other accountants about accounting and auditing matters, the independent auditors’ views about significant matters that were the subject of the consultation; and

•	any significant issues arising from the audit that were discussed, or the subject of correspondence, with the Fund management.

Confirm receipt from the independent auditors of all communications required by current professional standards.

3.  The independent auditors shall report annually, and if the communication is not within 90 days prior to the filing of the Fund’s annual financial statements with the SEC, provide an update, in the 90 day period prior to filing, of any changes to the previously reported information, to the Audit Committee:

(a)	all critical accounting policies and practices to be used;

(b)
all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

(c)	other material written communications between the independent auditors and Fund management including, but not limited to, any management letter or schedule of unadjusted differences; and

Appendix 1 - Page 5

(d)	all non-audit services provided to an entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

4.  Review with the independent auditors any fraud or illegal acts involving Fund management and fraud that causes a material misstatement of the financial statements, coming to the independent auditors’ attention during the course of the audit.

5.  Review annually with Fund management and the independent auditors, the Fund’s “disclosure controls and procedures” as defined in Rule 30a-3(c) under the Investment Company Act of 1940.

6.  Review annually with Fund management and the independent auditors the Fund’s “internal control over financial reporting” as defined in Rule 30a-3(d) under the Investment Company Act of 1940.

7.  Review with Fund management a report by Fund management covering any Form N-CSR filed, and each filing of a certification under the Sarbanes-Oxley Act of 2002, along with the results of Fund management’s most recent evaluation of the Fund’s “disclosure controls and procedures” and “internal control over financial reporting.”

8.  Ask Fund management, the Fund’s accounting service agent and the independent auditors to review significant changes to elected tax accounting policies (including matters affecting qualification under Subchapter M of the Internal Revenue Code) and their effect on amounts distributed and reported to shareholders for Federal tax purposes and review any material accounting, tax, valuation or recordkeeping issues that may affect the Fund, its financial statements or the amount of its dividends or distributions (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

E.	Process Improvements

Review with the independent auditors and Fund management significant changes or improvements in accounting and auditing processes that have been implemented.

V.	QUALIFIED LEGAL COMPLIANCE COMMITTEE

The Audit Committee shall serve as the Fund’s QLCC within the meaning of the rules of the Securities and Exchange Commission codified in Part 205 in Title 17 of the Code of Federal Regulations.  To fulfill its responsibilities and duties as the QLCC, the Audit Committee shall:

A.	Receipt, Retention and Consideration of Reports

1.  Adopt written procedures for the confidential receipt, retention and consideration of any reports of evidence of a material violation of any federal or state securities laws, a material breach of a fiduciary duty arising under any federal or state laws or a similar material violation of any federal or state law by the Fund or any of its officers, board members, employees or agents (a “Report of Material Violation”).

2.  Consider, on a confidential basis, the appropriate treatment of a Report of Material Violation.

Appendix 1 - Page 6

B.	Investigation of Reports of Material Violation

1.  Upon receipt of a Report of Material Violation, the Audit Committee shall:

(a)	Inform the Fund’s President of the report, unless the Audit Committee determines such notification would be futile;

(b)	Determine whether an investigation is necessary.

2.  If after considering the Report of a Material Violation, the Audit Committee determines an investigation is necessary or appropriate, it shall:

(a)	Notify the full Board of the Fund;

(b)	Initiate an investigation, which may be conducted by the Audit Committee, by counsel, by the Fund’s Chief Compliance Officer or by another party authorized by the Audit Committee; and

(c)	Retain such additional experts or personnel as the Audit Committee deems necessary.

C.	Making Recommendations for Adoption of Appropriate Response

   At the conclusion of any such investigation, the Audit Committee shall:

1.  Recommend that the Fund implement an appropriate response to evidence of a material violation, which may include:

(a)	A finding that no material violation has occurred, is ongoing or is about to occur;

(b)
The adoption of appropriate remedial measures, including appropriate steps or sanctions to stop any material violations that are ongoing, to prevent any material violation that has yet to occur and to remedy or otherwise appropriately address any material violation that has already occurred and to minimize the likelihood of its recurrence; or

(c)
A report, after the retention or direction of counsel to review the reported evidence of a material violation that either (i) the Fund has substantially implemented any remedial recommendations made by such counsel after a reasonable investigation and evaluation of the reported evidence or (ii) the Fund may, consistent with a conclusion not in conflict with such counsel’s professional obligations, assert a colorable defense on behalf of the Fund, its officers, directors, employees or agents, in an investigation or judicial or administrative proceeding relating to the reported evidence of a material violation.

2.  Inform the President and the Board of the Fund of the results of any such investigation and the appropriate remedial measures to be adopted.

Appendix 1 - Page 7

D.	Authority to Notify the SEC

The Audit Committee shall take all other action that it deems appropriate, including notifying the Securities and Exchange Commission, in the event that the Fund fails in any material respect to implement an appropriate response that the Audit Committee, as the QLCC, has recommended the Fund take.

E.	Reporting to the Board of the Fund

The Audit Committee shall report periodically to the Board.  This report will include a review of the Reports of Material Violation received, the investigation conducted, conclusions reached and responses recommended by the Audit Committee acting as the QLCC and other matters that the Audit Committee acting as the QLCC deems appropriate or, as requested by the Board of the Fund.

F.	Procedures

The Audit Committee acting as the QLCC may act only by majority vote.

VI.	OTHER POWERS

A.
To carry out its responsibilities, the Audit Committee shall have direct access to Fund personnel responsible for the Fund’s accounting and financial reporting and for the Fund’s internal control systems.

B.
The Audit Committee may investigate any other matter brought to its attention within the scope of its duties, with full access to all books and records of the Fund and the power to retain special legal, accounting or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

C.
The Audit Committee may perform any other activities consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, By-Laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Adopted by Wilshire Mutual Funds, Inc.:  December 15, 2005, as amended on November 30, 2007 and February 22, 2008

Adopted by Wilshire Variable Insurance Trust:  October 23, 2002, as amended on August 7, 2003, October 4, 2004, February 25, 2005, February 24, 2006, November 30, 2007 and February 22, 2008

Appendix 1 - Page 8

Appendix 2

WILSHIRE VARIABLE INSURANCE TRUST
WILSHIRE MUTUAL FUNDS, INC.

NOMINATING COMMITTEE CHARTER

I.	PURPOSE

The Nominating Committee is a committee of the Board of the Wilshire Mutual Funds.  Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines and Procedures.

II.	COMPOSITION

The Nominating Committee shall be comprised of two or more board members as determined by the Board, each of whom shall be an independent board member and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating Committee.  For purposes of the Nominating Committee, a board member is independent if he or she is not an “interested person” of the Wilshire Mutual Funds as that term is defined in the Investment Company Act of 1940.

The members and Chairman of the Nominating Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

III.	MEETINGS

The Nominating Committee shall meet annually, or more frequently as circumstances dictate.  Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating Committee upon reasonable notice to the other members of the Nominating Committee.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Nominating Committee shall:

A.	Board Nominations and Functions

1.
Identify and recommend individuals to serve as board members of the Wilshire Mutual Funds.  The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board.  In addition, the following factors are taken into consideration:

(a)	The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.

(b)	Candidates should exhibit stature commensurate with the responsibility of representing shareholders.

(c)	Candidates should commit to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.

Appendix 2 - Page 1

(d)	Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

2.
Evaluate candidates for nomination to serve as board members.  Candidates may be recommended by shareholders, by other board members or by the Wilshire Mutual Funds’ investment adviser.  If the Board is seeking a candidate to fill a specific need, the Committee shall seek to determine whether the candidate possess the skills and background to fulfill such need.  Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Wilshire Mutual Funds’ Secretary for the attention of the Chair of the Nominating Committee.

3.	Review the Board Governance Guidelines and Procedures, as appropriate, and recommend changes, if any, to the Board.

4.	Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

5.	Periodically review Independent Board Member compensation and recommend any appropriate changes to the Board.

B.	Committee Nominations and Functions

1.	Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2.
Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.	Other Powers and Responsibilities

1.	Review board members and officers and errors and omissions insurance coverage for adequacy.

2.
Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Wilshire Mutual Funds, if, in its judgment, that is appropriate.

3.
Perform any other activities consistent with this Charter, the Wilshire Mutual Funds’ Articles of Incorporation or Declaration of Trust, By-Laws and governing law, as the Nominating Committee or the Board deems necessary or appropriate.

4.	Report its significant activities to the Board.

Adopted by Wilshire Variable Insurance Trust:  July 29, 2004, as amended February 24, 2006 and June 1, 2007

Adopted by Wilshire Mutual Funds, Inc.:  February 24, 2006, as amended June 1, 2007

Appendix 2 - Page 2

Appendix 3

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of ___________, 2008 by Wilshire Variable Insurance Trust, a Delaware statutory trust (the “Trust”), on behalf of and among 2015 Moderate Fund, 2035 Moderate Fund and Income Fund (each an “Acquiring Fund” and collectively, the “Acquiring Funds”); 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2045 Moderate Fund and Short-Term Investment Fund (each a “Selling Fund” and collectively, the “Selling Funds”) (each Acquiring Fund and Selling Fund referred to herein as a “Fund” and collectively, the “Funds”); and Wilshire Associates Incorporated (the “Adviser”), the investment adviser to the Funds (for purposes of Section 9.1 of the Agreement only).  The principal place of business of the Trust is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

For each Reorganization (as defined below) (except for the Short-Term Investment Fund into the Income Fund (the “Short-Term Investment Fund-Income Fund Reorganization”)), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.  The reorganization will consist of:  (i) the transfer of all of the assets of each Selling Fund to its corresponding Acquiring Fund, as identified in Schedule A attached hereto, in exchange solely for voting shares of beneficial interest, no par value per share, of its corresponding Acquiring Fund (“Acquiring Fund Shares”) and the assumption by each Acquiring Fund of all the liabilities of its corresponding Selling Fund; and (ii) the distribution, after the Closing Date(s) hereinafter referred to, of Acquiring Fund Shares to the shareholders of the corresponding Selling Fund and the termination, dissolution and complete liquidation of each Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each a “Reorganization”).

WHEREAS, each Fund is a separate series of the Trust, and the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Selling Fund owns securities that generally are assets of the character in which its corresponding Acquiring Fund is permitted to invest;

WHEREAS, each Acquiring Fund is authorized to issue its shares of beneficial interests;

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined that the Reorganization, with respect to each Acquiring Fund, is in the best interests of such Acquiring Fund and that the interests of the existing shareholders of each Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board has determined that the Reorganization, with respect to each Selling Fund, is in the best interests of such Selling Fund and that the interests of the existing shareholders of each Selling Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Appendix 3 - Page 1

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE SELLING FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE SELLING FUND

1.1 THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Selling Fund agrees to transfer all of its assets, as set forth in Section 1.2, to its corresponding Acquiring Fund as set forth on Schedule A.  In exchange, each Acquiring Fund agrees:  (i) to deliver to the corresponding Selling Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the corresponding Selling Fund, as set forth in Section 1.3.  Such transactions shall take place at the closing provided for in Section 3.1 (each a “Closing”).

1.2 ASSETS TO BE TRANSFERRED.  Each Selling Fund shall transfer all of its assets to its corresponding Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date, as such term is defined in Section 3.1.

Each Selling Fund will, within a reasonable period of time before the Closing Date, furnish the corresponding Acquiring Fund with a list of the Selling Fund’s portfolio securities and other investments.  Each Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the corresponding Selling Fund with a list of the securities, if any, on the Selling Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions.  The Selling Fund, if requested by its corresponding Acquiring Fund, will dispose of securities on such Acquiring Fund’s list before the Closing Date.  In addition, if it is determined that the portfolios of a Selling Fund and its Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon such Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.  Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes (except for the Short-Term Investment Fund-Income Fund Reorganization) or would otherwise not be in the best interest of the Selling Fund.

1.3 LIABILITIES TO BE ASSUMED.  Each Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date.  Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the corresponding Acquiring Fund, which assumed liabilities shall include all of the Selling Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4 LIQUIDATION AND DISTRIBUTION.  On or as soon after its Closing Date as is conveniently practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”):  (a) each Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1) (the “Selling Fund Shareholders”), all of the Acquiring Fund Shares received by such Selling Fund pursuant to Section 1.1; and (b) such Selling Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below.  Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

Appendix 3 - Page 2

1.5 OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of each Acquiring Fund’s transfer agent.  Shares of each Acquiring Fund will be issued simultaneously to its corresponding Selling Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to such Selling Fund Shareholders.

1.6 TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the corresponding Selling Fund shares on the books of such Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 TERMINATION.  Each Selling Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, promptly following its Closing Date and the making of all distributions pursuant to Section 1.4.

1.8 RELATIONSHIP OF TRANSACTIONS.  Subject to the conditions set forth in this Agreement, the failure of one of the Selling Funds to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganizations with respect to any other Selling Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms “Acquiring Fund” and “Selling Fund” as meaning only those series of the Trust which are involved in the Reorganizations as of the Closing Date(s).

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS.  The value of a Selling Fund’s net assets shall be the value of all such Selling Fund’s assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to its Closing Date (such time and date being hereinafter called the “Valuation Date”), less the amount of all such Selling Fund’s liabilities.  The value of a Selling Fund’s assets shall be determined by using the valuation procedures set forth in the Trust’s Declaration of Trust and its corresponding Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES.  The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the corresponding Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 SHARES TO BE ISSUED.  The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the corresponding Selling Fund’s net assets, shall be determined by dividing such Selling Fund’s net assets determined in accordance with Section 2.1, by the Acquiring Fund’s asset value per share determined in accordance with Section 2.2.

Appendix 3 - Page 3

2.4 EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either:  (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or its corresponding Selling Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or its corresponding Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSINGS AND CLOSING DATE

3.1 CLOSING DATE.  Each Closing shall occur on __________, 2008 or such other date(s) as the parties may agree (each a “Closing Date”).  Unless otherwise provided, all acts taking place at the Closing(s) shall be deemed to take place as of immediately after the close of regular trading on the Valuation Date.  Each Closing shall be held as of 8:00 a.m. Central time (the “Effective Time”) at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE.  Each Selling Fund shall cause PFPC Trust Company, as custodian for such Selling Fund (the “Custodian”), to deliver to its corresponding Acquiring Fund at the Closing a certificate of an authorized officer stating that:  (a) the Selling Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

3.3 TRANSFER AGENT’S CERTIFICATE.  Each Selling Fund shall cause DST Systems, Inc., as transfer agent for such Selling Fund, to deliver to its corresponding Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  Each Acquiring Fund shall issue and deliver or cause DST Systems, Inc., its transfer agent, to issue and deliver to its corresponding Selling Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE SELLING FUNDS.  The Trust, on behalf of each Selling Fund, represents and warrants to the corresponding Acquiring Fund as follows:
(a) The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

Appendix 3 - Page 4

(b) The Selling Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date.

(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement.  The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The financial statements of the Selling Fund as of December 31, 2007, and for the year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of December 31, 2007, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.  [The unaudited financial statements of the Selling Fund as of June 30, 2008, and for the semi-annual period then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of June 30, 2008, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.]

(h) Since the dates of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Selling Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Selling Fund arising after such date.  For the purposes of this subsection (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i) All federal, state, local and other tax returns and reports of the Selling Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects.  All federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (g) above.  To the best of the Selling Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Selling Fund, and no assessment for taxes, interest, additions to tax, or penalties has been asserted against the Selling Fund.

Appendix 3 - Page 5

(j) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund.  All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Selling Fund’s transfer agent as provided in Section 3.3.  The Selling Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Selling Fund, and has no outstanding securities convertible into shares of the Selling Fund.

(k) At the time of the Closing, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto.

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund.  Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o) For each taxable year of its operations, including for each Reorganization other than Short-Term Investment Fund-Income Fund Reorganization the short taxable year ending with the Closing Date and for the Short-Term Investment Fund-Income Fund Reorganization the taxable year ending upon the Short-Term Investment Fund’s liquidation, the Selling Fund has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date or the fund’s liquidation), as a “regulated investment company” under the Code (a “RIC”).

4.2 REPRESENTATIONS OF THE ACQUIRING FUNDS.  The Trust, on behalf of each Acquiring Fund, represents and warrants to its corresponding Selling Fund as follows:

(a) The Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

Appendix 3 - Page 6

(e) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f) The financial statements of the Acquiring Fund as of December 31, 2007, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2007, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements. The unaudited financial statements of the Acquiring Fund as of June 30, 2008, and for the semi-annual period then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of June 30, 2008, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statement.

(g) Since the dates of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date.  For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h) All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects.  All federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (f) above.  To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

Appendix 3 - Page 7

(k) The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized.  When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n) For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code.

(o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF ACQUIRING FUND AND SELLING FUND WITH RESPECT TO THEIR RESPECTIVE REORGANIZATION

5.1 OPERATION IN ORDINARY COURSE.  Subject to Sections 1.2 and 8.5, each Acquiring Fund and each Selling Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS.  The Trust will call a special meeting of shareholders of Selling Fund to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION.  Each Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION.  Each Selling Fund will assist its corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund’s shares.

Appendix 3 - Page 8

5.5 FURTHER ACTION.  Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within 60 days after the Closing Date, each Selling Fund shall furnish the corresponding Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Trust’s Treasurer, a statement of the earnings and profits of the Selling Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.  The Trust will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Selling Fund Shareholders (the “Registration Statement”).  The Registration Statement shall include a proxy statement and a prospectus of each Acquiring Fund relating to the transaction contemplated by this Agreement.  The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable.  Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with each meeting of Selling Fund shareholders to consider the approval of this Agreement and the transactions contemplated herein.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH SELLING FUND

The obligations of each Selling Fund to consummate the transactions provided for herein shall be subject to the following condition:

6.1 All representations, covenants, and warranties of the corresponding Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Fund shall have delivered to its corresponding Selling Fund(s) a certificate executed in the Acquiring Fund’s name by the Trust’s President or Senior Vice President and its Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

The obligations of each Acquiring Fund to consummate the transactions provided for herein with respect to a Reorganization shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the corresponding Selling Fund(s) contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Selling Fund shall have delivered to its corresponding Acquiring Fund on the Closing Date a certificate executed in the Selling Fund’s name by the Trust’s President or Senior Vice President and the Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

Appendix 3 - Page 9

7.2 The Selling Fund shall have delivered to its corresponding Acquiring Fund a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT WITH RESPECT TO EACH REORGANIZATION

The obligations of each Selling Fund and its corresponding Acquiring Fund with respect to a Reorganization hereunder shall also be subject to the following:

8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of such Selling Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the corresponding Selling Fund may waive the conditions set forth in this Section 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Selling Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of such Selling Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

8.6 The Funds shall have received on the Closing Date an opinion from Vedder Price P.C., counsel to the Trust, dated as of the Closing Date, substantially to the effect that:

Appendix 3 - Page 10

(a) Each Fund is a legally designated, separate series of the Trust, and the Trust is a statutory trust, validly existing under the laws of the State of Delaware, which, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b) The Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c) Assuming that consideration of not less than the net asset value of each Selling Fund shares has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable, and no shareholder of the Selling Fund has any preemptive rights with respect to the Selling Fund’s shares.

(d) Assuming that each Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the corresponding Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(e) The Registration Statement is effective and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Funds of the transactions contemplated herein, except as have been obtained.

(f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Trust’s Declaration of Trust (assuming approval of Selling Fund shareholders has been obtained) or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which a Fund is a party or by which a Fund or any of its properties may be bound.

8.7  The Funds (except for the Short-Term Investment Fund and the Income Fund) shall have received an opinion of Vedder Price P.C. addressed to each Acquiring Fund (except the Income Fund) and its corresponding Selling Fund (except the Short-Term Investment Fund) substantially to the effect that with respect to each Reorganization (except the Short-Term Investment Fund-Income Fund Reorganization) for federal income tax purposes:

(a) The transfer of all of the Selling Fund’s assets to its corresponding Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the corresponding Acquiring Fund of all of the liabilities of the Selling Fund (followed by the distribution of Acquiring Fund Shares to the Selling Fund Shareholders in complete liquidation of the Selling Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of its corresponding Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the corresponding Selling Fund.

Appendix 3 - Page 11

(c) No gain or loss will be recognized by the Selling Fund upon the transfer of all the Selling Fund’s assets to its corresponding Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the corresponding Acquiring Fund of all the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Selling Fund Shareholders solely in exchange for such shareholders’ shares of the Selling Fund.

(d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e) The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such Shareholder.  The holding period of Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization.

(f) The tax basis of the Selling Fund’s assets acquired by its corresponding Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization.  The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Selling Fund and each Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor its corresponding Selling Fund may waive the conditions set forth in this Section 8.7.

ARTICLE IX

EXPENSES

9.1 The Adviser will pay the expenses incurred in connection with the Reorganization.  Reorganization expenses include, without limitation:  (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The parties to each Reorganization agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

Appendix 3 - Page 12

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 With respect to each Reorganization, this Agreement may be terminated by the mutual agreement of the parties to such Reorganization and such termination may be effected by the Trust’s President without further action by the Board.  This Agreement may be terminated with respect to one or all of the Reorganizations.  In addition, either the Acquiring Fund with respect to its corresponding Selling Fund or the Selling Fund with respect to its corresponding Acquiring Fund may at its option terminate this Agreement with respect to its corresponding Reorganization at or before the Closing Date due to:

(a) a breach by any other party to such Reorganization of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Board that the consummation of the transactions contemplated herein with respect to a Reorganization is not in the best interests of the Acquiring Fund or Selling Fund.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust, the Trustees, the Acquiring Funds, the Selling Funds, the Adviser, or the Trust’s or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board of Trustees; provided, however, that following the meeting of the Selling Fund shareholders called by each Selling Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Appendix 3 - Page 13

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the respective Fund, as provided in the Trust’s Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of each Fund and signed by authorized officers of the Trust, acting as such.  Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the respective Fund as provided in the Trust’s Declaration of Trust.

Appendix 3 - Page 14

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

WILSHIRE VARIABLE INSURANCE TRUST on behalf of 2015 Moderate Fund, 2035 Moderate Fund and Income Fund
By: ___________________________________
Name: _________________________________
Title: __________________________________

ACKNOWLEDGED: By: Name: Title:
WILSHIRE VARIABLE INSURANCE TRUST on behalf of 2010 Aggressive Fund, 2010 Moderate Fund, 2010 Conservative Fund, 2045 Moderate Fund and Short-Term Investment Fund By: Name: Title:
ACKNOWLEDGED: By: Name: Title:
The undersigned is a party to this Agreement for the purposes of Section 9.1 only: WILSHIRE ASSOCIATES INCORPORATED By: Name: Title:

Appendix 3 - Page 15

Schedule A to the Agreement and Plan of Reorganization

SUMMARY OF THE REORGANIZATIONS
(shareholders of each Selling Fund will receive shares of the Acquiring Fund as designated below)

Selling Fund	Acquiring Fund
2010 Aggressive Fund, 2010 Moderate Fund and 2010 Conservative Fund	2015 Moderate Fund
2045 Moderate Fund	2035 Moderate Fund
Short-Term Investment Fund	Income Fund

Appendix 3 - Page 16

Table of Contents

I.	PROPOSAL I: ELECTION OF BOARD MEMBERS TO THE BOARD OF THE TRUST	4

II.	PROPOSAL II: APPROVAL OF A PROPOSED MERGER OF AN ACQUIRED FUND INTO THE CORRESPONDING ACQUIRING FUND	11

A.	SYNOPSIS	11

B.	RISK FACTORS	33

C.	OTHER COMPARISONS BETWEEN THE FUNDS	45

D.	INFORMATION ABOUT THE PROPOSED MERGERS	48

III.	INFORMATION ABOUT VOTING AND THE SPECIAL MEETING	55

APPENDIX 1:	AUDIT COMMITTEE CHARTER	APPENDIX 1-1
APPENDIX 2	NOMINATING COMMITTEE CHARTER	APPENDIX 2-1
APPENDIX 3	FORM OF AGREEMENT AND PLAN OF REORGANIZATION	APPENDIX 3-1

WILSHIRE VARIABLE INSURANCE TRUST
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401
[Phone Number]

For more information please call your insurance company.

FORM OF PROXY

WILSHIRE VARIABLE INSURANCE TRUST
1299 OCEAN AVENUE, SUITE 700
SANTA MONICA, CA 90401

Proxy for Special Meeting of Shareholders
[DATE], 2008

This Proxy is Solicited by the Board of Trustees of
Wilshire Variable Insurance Trust

Equity Fund Balanced Fund Income Fund Short-Term Investment Fund Small Cap Growth Fund International Equity Fund Socially Responsible Fund	2010 Aggressive Fund 2010 Moderate Fund 2010 Conservative Fund 2015 Moderate Fund 2025 Moderate Fund 2035 Moderate Fund 2045 Moderate Fund

The undersigned Shareholder(s) of the Wilshire Variable Insurance Trust (the “Trust”), hereby appoint(s) Helen Webb Thompson and Carolyn F. Mead (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the “Special Meeting”) of the Trust to be held on December [__], 2008, 4:30 p.m. Pacific Standard Time, at 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401, and any adjournments thereof, to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  Said proxies are directed to vote or refrain from voting pursuant to the Prospectus/Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s).  If no direction is given when the duly executed voting instructions are returned, such shares will be voted FOR each Proposal.  Please date, sign and return promptly.

This proxy card is valid only when signed and dated.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.    ☒

Please do not use fine point pens.

_____________________

The Board of Trustees of the Trust recommends a vote “for” the proposal to:

Proposal I:            Elect seven (7) Board members to the Board of Trustees.

Nominees:  (01) Theodore J. Beck, (02) Lawrence E. Davanzo, (03) Roger A.Formisano, Ph.D., (04) Richard A. Holt, (05) Suanne K. Luhn, (06) Harriet A.Russell, (07) George J. Zock.

______________________________________________________________________________

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), write the number(s) on the line immediately above.

☐	FOR all nominees listed (except as noted in space provided)	☐	WITHHOLD authority to vote for all nominees listed

Proposal II:         To approve an Agreement and Plan of Reorganization and the transactions itcontemplates, including the transfer of all of the assets of [Acquired Fund] to[Acquiring Fund] in exchange for shares of [Acquiring Fund] and the assumption by [Acquiring Fund] of all the liabilities of [Acquired Fund] and the distribution of such shares to the shareholders [Acquired Fund] in complete liquidation and termination of [Acquired Fund].

☐	FOR Proposal II	☐	AGAINST Proposal II	☐	ABSTAIN

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement.  Your signature(s) on the proxy card should be exactly as your name or names appear on this proxy card.  If the shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:_____________, 200_

Signature	Signature

FORM OF VOTING INSTRUCTIONS

Wilshire Variable Insurance Trust
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

Equity Fund Balanced Fund Income Fund Short-Term Investment Fund Small Cap Growth Fund International Equity Fund Socially Responsible Fund	2010 Aggressive Fund 2010 Moderate Fund 2010 Conservative Fund 2015 Moderate Fund 2025 Moderate Fund 2035 Moderate Fund 2045 Moderate Fund

Voting Instructions for Special Meeting of Shareholders
[DATE], 2008

These Voting Instructions are Solicited by the Board of
Trustees of Wilshire Variable Insurance Trust
On Behalf of [Participating Insurance Company]

The undersigned hereby instructs [Participating Insurance Company] to represent and vote the number of shares of the above-referenced Funds (the “Funds”), a series of the Wilshire Variable Insurance Trust (the “Trust”), represented by the number of votes attributable to the undersigned’s variable annuity contract at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on [DATE], 2008 and any adjournments thereof, on the matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.  [Participating Insurance Company] is directed to vote or refrain from voting pursuant to the Prospectus/Proxy Statement as checked below.

All properly executed voting instructions will be voted as directed herein by the undersigned.  If no direction is given when the duly executed voting instructions are returned, such shares will be voted FOR each Proposal.  Please date, sign and return promptly.

Mark boxes below in blue or black ink as follows: ☒

Keep this portion for your records.

____________________________________________________________

These voting instructions are valid only when signed and dated.  Detach and return this portion only.

The Board of Trustees of the Trust recommends a vote “for” the proposals to:

Proposal I:	Elect seven (7) Board members to the Board of Trustees.

Nominees: (1) Theodore J. Beck, (2) Lawrence E. Davanzo, (3) Roger A. Formisano, (4) Richard A. Holt, (5) Suanne K. Luhn, (6) Harriet A. Russell, (7) George J. Zock.

Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) on the line immediately above.

	☐ FOR all nominees listed (except as noted in space provided)	☐ WITHHOLD authority to vote for all nominees listed

Proposal II:
To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of [Acquired Fund] to [Acquiring Fund] in exchange for shares of [Acquiring Fund] and the assumption by [Acquiring Fund] of all the liabilities of [Acquired Fund] and the distribution of such shares to the shareholders [Acquired Fund] in complete liquidation and termination of [Acquired Fund].

☐ FOR Proposal II

☐ AGAINST Proposal II

☐ ABSTAIN

The undersigned acknowledges receipt with these voting instructions of a copy of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement.  Your signature(s) on these voting instructions should be exactly as your name or names appear on these voting instructions.  If the shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:  _____________, 200_

Signature	Signature